CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 November 6, 2003
                                 Date of Report
                        (Date of Earliest Event Reported)

                          Knightsbridge Fine Wines, Inc.
             (Exact name of registrant as specified in its charter)

         Nevada                       333-90456                  98-0231440
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)
                                65 Shrewsbury Rd
                              Livingston, NJ 07039
               (Address of principal executive offices (zip code))

                                 (973) 597-1971
                                 (973) 597-1972(fax)
              (Registrant's telephone number, including area code)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On November 6, 2003, a closing was held in Argentina under a Stock Purchase Agreement (hereinafter the "Agreement") for the acquisition by the Company's wholly - owned subsidairy, KFWBA Acquisition Corp., a Nevada corporation (hereinafter "KFWBA"), of Bodegas y Venedos Anguinan S.A. (hereinafter referred to as "Bodegas Anguinan Estate Winery"). The purchase price consisted of a combination of $200,000 (USD) and one million shares of the Company's restricted common stock. We used a portion of the proceeds of our recent convertible debt financing, disclosed in our current report on Form 8-K filed on October 17, 2003, to pay the cash component of the purchase price. The purchase price was paid to the former shareholder(s) of Bodegas Anguinan Winery.

Also pursuant to the Agreement, KFWBA entered into Put Options Agreements with both of the former shareholders of Bodegas Anguinan Estate Winery (hereinafter the "Puts"), which provides that those former shareholders can compel KFWBA to purchase a specific portion of the Company's shares delivered as a part of the purchase price according to a schedule attached to each of the Puts. The Company has provided its Guarantee to each of such former shareholders of the performance of KFWBA under the Puts. The Company's shares subject to the Puts are required to be purchased by KFWBA, if exercised, at $2.50 per share, in accordance with the following schedule, in the aggregate:

Dates Exercisable          Number of Shares          Cost of exercised Puts

  4/30/01-7/31/04            40,000                           $100,000

  5/31/04-8/31/04            60,000                           $150,000

 11/30/04-2/28/05            80,000                           $200,000

 11/30/04-2/28/05            80,000                           $200,000

  5/31/05-8/31/05           100,000                           $250,000

 11/30/05-2/28/06           100,000                           $250,000

  5/31/06-8/31/06           120,000                           $300,000

 11/30/06-2/28/07           140,000                           $350,000

  5/31/07-8/31/07           140,000                           $350,000

11/30/07-2/28/08*           140,000*                          $350,000*
                            -------                            --------

Totals                    1,000,000                         $2,500,000
--------------------------------------------------------------------------------
* The last Put for 140,000 shares will be void and not exercisable if Raul Granillo Ocampo, Sr., is discharged for cause under his employment agreement with KFWBA, or voluntarily leaves his employment with KFWBA, at any time prior to November 30, 2005.

In order to secure the performance of KFWBA under the Puts (and of the Company, under its guarantee of KFWBA's performance under the Puts), the shares of Bodegas Anguinan Estate Winery acquired in this transaction are subject to the terms of a Stock Pledge Agreement (a copy of which is attached Exhibit C to the Stock Purchase Agreement attached as Exhibit 2.1 hereto and incorporated herein by reference), which, together with the Instructions to Notary Public attached as Annex IV to the Stock Pledge Agreement, would permit the shares of Bodegas Anguinan Estate Winery to be foreclosed upon and sold in the event that both;
(i) KFWBA failed to perform its obligations under the Puts and (ii) the Company failed to perform under its guarantee of KWBA's performance under the Puts. If such a default occurs, all of the remaining unexpired options would be accelerated.

During the term of the Pledge Agreement Bodegas Anguinan Estate Winery, among other things, cannot issue additional shares, amend its charter or by-laws in a way that might affect the security under the Pledge Agreement, is subject to limits on the sale, financing, liening or mortgaging of assets of Bodegas Anguinan Estate Winery at the time of the acquisition.

Bodegas Anguinan Estate Winery encompasses approximately 900 acres in the Andes Mountains of Argentina. Bodegas Anguinan Estate Winery (http://www.bodegasanguinan.com.ar), founded in 1924, has developed a reputation for producing high quality wines with exceptional value. The winery focuses on traditional Bordeaux varietals, including Cabernet Sauvignon, Merlot, and Malbec, which has been shown to excel in Argentina's microclimates. Currently, there are 160 mature planted acres on a 900-acre estate, which produces an average of 20,000 kilos of grapes per hectare. The vineyards have modern irrigation and piping systems contributing to optimum quality and production of the grapes. Company Industries Metalugicas de Cuyo S.A assessed the replacement cost of the winery, plant and equipment to be $3,750,000 USD.

The acquisition of Bodegas Anguinan Estate Winery is part of Knightsbridge's strategy to build a diversified international wine company. By applying consumer beverage marketing principals to the sales, branding, and distribution of premium brands and leveraging those efforts across a growing foundation of international wineries the Company believes it can maximize economies of scale, utilization, and flexibility of centralized production that will result in greater brand identity, integrity, and profitability.
Pursuant to the terms of the Purchase Agreement, regional and on site management of the property will continue under the personal supervision of Dr. Raul Granillo Ocampo Snr. Dr. Raul Granillo Ocampo has managed the property for the past 12 years and is also, among many successful accomplishments, a former Argentine Ambassador to the United States.

ITEM 7.  FINANCIAL STATEMENTS

(a) No Financial Statements are filed herewith. The Registrant is required to file financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

(b) No pro forma financial information is filed herewith. The Registrant is required to file pro forma financial information by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

(C) Exhibits:
2.1 Purchase Agreement between Knightsbridge Fine Wines, Inc and the shareholders of Bodegas Anguinan Estate Winery, dated November 6, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Knightsbridge Fine Wine, Inc.


By:      /s/ Joel Shapiro
         --------------------------
         Joel Shapiro
         Chairman, President, CEO


Dated:  November 7, 2003






















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


Exhibit 2.1
                            STOCK PURCHASE AGREEMENT

                                      AMONG



            RAUL GRANILLO OCAMPO AND NELIDA BARROS REYES, AS SELLERS

              OF ALL OF THE ISSUED AND OUTSTANDING CAPITAL STOCK OF

                        BODEGAS Y VINEDOS ANGUINAN S.A.;

                                       AND

                        KFWBA ACQUISITION CORP., AS BUYER



                                       AND



                    KNIGHTSBRIDGE FINE WINES, INC., AS PARENT





STOCK PURCHASE AGREEMENT ("Agreement") dated as of November 5, 2003, by and between RAUL GRANILLO OCAMPO, individually, and NELIDA BARROS REYES, individually, both having their respective principal addresses at Av. Callao 1685, 3(degree), City of Buenos Aires (1024), Argentina (the "Sellers"); and KFWBA ACQUISITION CORP., a corporation formed under the laws of the State of Nevada, with an address at 65 Shrewsbury Road, Livingston, New Jersey 07039 (the "Buyer").



RECITALS:

          A. Bodegas y Vinedos Anguinan S.A., a company formed under the laws of Argentina, having its principal office at R. Balbin and M. Belgrano, Anguinan Village, City of Chilecito, La Rioja Province,

               Republic of Argentina (the "Company") has issued and outstanding One Million Nine Hundred Ninety Thousand (1,990,000) ordinary shares of common capital stock, all of which are owned by Raul Granillo Ocampo (1,890,500 shares) and by Nelida Barros Reyes (99,500 shares). The Company has no other securities issued and/or outstanding.


          B. Raul Granillo Ocampo, and Nelida Barros Reyes, as the only shareholders of Bodegas y Vinedos Anguinan S.A. will individually warrant and guaranty their individual and the Company's performance under this Agreement. Provided, however, that the Buyer shall not look to Nelida Barros Reyes for damages or restitution in the event of a default or other breach under any of the terms of this Agreement beyond the return of the consideration paid to her and the cancellation of any consideration not yet paid to her, all pursuant to Section 1.5 of this Agreement, but instead shall look to Raul Granillo Ocampo (the "Guarantor"), in his capacity as a guarantor, for any damages that the Buyer could have sought against Nelida Barros Reyes in excess of the limitation in this preamble paragraph.

          C. The Company is primarily engaged in the business of producing and marketing Argentine wines and owns a number of brand names including, but not limited to, "Alma Del Sur", "Fincas de Ocampo" and "Sietes Soles."

          D. Sellers desire to sell and Buyer desires to purchase one hundred percent (100%) of the issued and outstanding shares of capital stock of the Company as a going concern.

          E. Buyer desires that Raul Granillo Ocampo (the "Manager") continue performing as an employee of the Company pursuant to an employment agreement substantially in the form attached hereto as Exhibit G.

          F. Based upon the representations, warranties and agreements made by each party to the others in this Agreement, the parties have agreed to consummate the sale of one hundred percent (100%) of the Company stock on the terms contained herein.

         G. Buyer is a newly formed wholly-owned subsidiary holding company of Knightsbridge Fine Wines, Inc., a Nevada corporation ("Parent"), formed under the laws of the State of Nevada to acquire the shares of Sellers. It is understood that the portion of the purchase price to be paid by Buyer in shares of Parent, as contemplated in
              Section 1.5, of this Agreement, shall be paid in shares of Parent and Parent shall be liable to Sellers for payment of that portion of the purchase price to be paid in shares of the Parent, to the extent specifically provided for herein.

COVENANTS:

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, Buyer and Sellers hereby agree as follows:

1.    SALE OF STOCK AND TERMS OF PAYMENT

     1.1 TRANSFER OF STOCK. Upon the terms and subject to the conditions of this Agreement, on the Closing Date (as defined in Section 2.1 hereof), for the Purchase Price (as defined in Section 1.5) and Buyer's performance of its other obligations under this Agreement, Sellers will sell, convey or cause to be conveyed, and delivered to Buyer, and Buyer will purchase and accept from the Sellers full ownership and title in and to all issued and outstanding shares of capital stock in the Company (the "Shares") as follows: Raul Granillo Ocampo One Million Eight Hundred Ninety Thousand Five Hundred (1,890,500) shares and Nelida Barros Reyes Ninety-nine Thousand Five Hundred (99,500) shares which together represent one hundred percent (100%) of the Company's issued and outstanding capital stock; comprising all of the issued and outstanding securities of the Company of any and every nature, except as to promissory notes and/or other instruments of indebtedness of the Company set forth on Schedule 1.1 attached hereto and made a part hereof. Upon the transfer of the Shares, Sellers will be conveying therewith all rights and properties owned, possessed or controlled by the Company, tangible or intangible, of every kind and description including all assets used by the Company in connection with the business and operations of the Company as a going concern (all of which are referred to as the "Assets"). Buyer may transfer the minimum number of Shares of the Company required to another individual or entity in order to comply with any then applicable laws of Argentina requiring that there be more than one stockholder of the Company, provided that any such individual or entity, becomes a signatory to the Pledge Agreement and the Instructions to the Notary Public annexed hereto as Exhibits C and D, respectively. The Assets include, without limitation, the following:

     1.1.1 All of the Company's products, marketing relationships and production relationships of every nature, and related rights and assets, as used or heretofore used in connection with the Company's business, and all products in development, proposed or contemplated to be developed, marketed and/or sold and, including without limitation, all of the foregoing listed in Schedule 1.1.1 (the "Products");

     1.1.2 All computer programs (including code in both source code and object code forms), demonstrations, samples and other code, applications and tools constituting or embodied in the products, and programming tools, subroutines, libraries, objects, modules, compilers and utilities embedded therein and all software related to the computer programs involved, marketed, sold, supported and otherwise used in the operations of the business, owned by the Company and transferable under applicable license agreements (the "Business Software");

     1.1.3 All technology of the Company, including all of the processes, know-how, formulas, designs, methods and other technology presently or historically used by the Company in, any of the Products (whether in operation currently or any time in the past) or in the development and/or preparation of any Products or proposed Products (whether or not ever actually marketed), including (but not limited to) all things authored, discovered, developed, made, perfected, improved, designed, engineered, devised, acquired, produced, conceived or first reduced to practice by or on behalf of the Company, that are used (or were in the past used) in such technology or that are reasonably necessary or convenient to an understanding of such technology (the "Technology");

     1.1.4 All tangible and intangible assets of or relating to the Company's research and market development activities and efforts, including ongoing research and development in connection with the Business and the Technology, computer programs, processes, concepts, architectures, ideas, know-how, formulas, designs and methods, prototypes, designs, development and test equipment and tools, that are or have been created, acquired or utilized in connection with the research, development, and commercialization of Products or operations of the Business (the "R&D Assets");

     1.1.5 All documentation (in all media, including digital formats) of the Technology and R&D Assets, including, whether in human-readable or machine-readable form, manuals, marketing materials, support collateral, training materials, promotional materials, internal notes, memos, technical specifications, drawings, flow-charts, diagrams, and other products and/or materials used or produced in connection with research and development to any of the Technology, R&D Assets, or Trade Secrets, and all known copies thereof in the Company's possession ("Documentation").

     1.1.6 All  patent  rights,  including  all  patent  applications  listed in
Schedule 1.1.6, including all such patents for inventions, inventors' certificates, patents or certificates of addition, inventors' certificates of addition, utility certificates of addition, design patents and industrial design registrations; applications of an invention or an industrial design directed to a patent coming within the meaning of the preceding clause or otherwise directed to the Products, Technology, R&D Assets or the Business Software, including all such applications for: patents for inventions, inventors' certificates, utility certificates, utility models, patents or certificates of addition, inventors' certificates of addition, utility certificates of addition, design patents and industrial design registrations; any patent granted on an application coming within the meaning of the preceding clause; any reexamination certificate of a patent coming within the meaning of this Section (collectively, the "Patent Rights");

     1.1.7 All business information which is in the possession of the Company with respect to the Business, including all of the Company's information regarding farming, grape growing, harvesting, fermenting, bottling and marketing, as well as, all data, databases, lists of former, existing or prospective customers, sales materials (including analyses and strategies), competitive analyses, marketing materials (including analyses and strategies), advertising and promotional materials and supplier lists and the Company's rights to all necessary products or services to utilize all of the foregoing (the "Information Assets");

     1.1.8 All trade secrets embodied in or relating to any of the Business, Products, Business Software, Technology, R&D Assets, Documentation, Patent Rights or Information Assets (the "Trade Secrets");

     1.1.9 All copyrights, trademarks, trade names and related and similar rights, including all common law rights relating thereto (the "Copyrights and Trademark Rights"), relating to any of the Business, Products, Business
Software, Technology, R&D Assets, Documentation, Patent Rights or Information Assets;

     1.1.10 All other tangible Assets, things and rights of or relating to the Company's Services, Products or Business, and any and all other intellectual property rights of the Company;

     1.1.11 All business names listed on Schedule 1.1.11 and any stylized logotype for such names (the "Business Names");

     1.1.12  All  equipment   and  devices   (including   farming,   harvesting,
transporting, fermenting, bottling, transporting, processing hardware, telecommunications equipment, and other hardware, computer hardware and software, and equipment of every nature) used in the operation thereof, and including software installed on personal computers and/or servers which are part of or used in the business (whether on premises or off premises), furniture, fixtures, supplies, machinery, tools, spare parts, vehicles, all other fixed assets and tangible personal property used in the Business on the date of this Agreement, subject to such changes as are permitted pursuant to this Agreement (collectively, the "Equipment"), including the items listed on Schedule 1.1.12;

     1.1.13 All goods and materials held for harvest, production, sale, resale or license by the business or incorporated into or consumed in connection with such goods and materials including, without limitation, raw materials, work in process and finished goods, and all advertising, trade show and promotional materials related thereto owned by the Company on the Closing Date (collectively, the "Inventory");

     1.1.14 All prepaid expenses, royalties, deposits and other current and non-current assets of the Company that are outstanding as of the Closing Date, subject to such changes as are permitted pursuant to this Agreement, including the prepaid items listed on Schedule 1.1.14 ("Prepaid Accounts");

     1.1.15 All accounts receivable, notes and other accounts and receivables generated by the business that are outstanding as of the Closing Date, including without limitation those listed in Schedule 1.1.15 (collectively, the "Accounts Receivable");

     1.1.16 All of the rights of the Company in and to the following contracts ( the "Assigned Contracts") as of the Closing Date: (a) Affiliated Contractor Agreements as listed on Schedule 1.1.16.a the "Affiliated Contractor Agreements"); (b) all outstanding purchase orders and commitments relating to the business issued or made by customers to the Company as of the Closing Date listed on Schedule 1.1.16.b (the "Customer Purchase Orders"); (c) all other outstanding use, license, maintenance, support and/or other agreements entered into in the conduct of the business on or before the Closing Date listed on
Schedule 1.1.16.c ("Customer Agreements"); (d) all purchase orders and commitments issued or made by the Company to suppliers of the business outstanding as of the Closing Date or which heretofore have been made available to Buyer or to which Buyer will be hereafter provided access to, or are entered into in accordance with this Agreement; (e) all leases, franchises, licensing agreements or other arrangements pursuant to which any item of personal property used in the business is leased, held or otherwise used listed on Schedule 1.1.16.e (the "Personal Property Leases"); (f) all real estate leases listed on
Schedule 1.1.16.f (the "Assigned Real Estate Leases"); (g) all insurance policies and contracts of the Company as listed in Schedule 1.1.16.g; (h) all employment agreements of the employees, and the confidentiality, intellectual property rights assignments and similar agreements given to the Company by employees and former employees of the Company (collectively, the "Employment Agreements") and offers of employment made to prospective employees of the Company as listed in Schedule 1.1.16.h; and (i) all other contracts and agreements and Company's rights under any and all similar documents of any nature that relate to the business of the Company or the Assets, none of which obligate the Company to provide monetary payments or to provide services in excess of US$5,000 individually nor in excess of US$25,000, in the aggregate, except as listed in Schedule 1.1.16.i;

     1.1.17 Copies of the Company's claims, causes of action, judgments, and other rights and remedies of whatever nature arising from the Company's Patent Rights, Copyrights and Trademark Rights, Trade Secrets, and other proprietary rights relating to the Company's business, Technology, Services and Products, and all other claims of the Company arising from the Assets or the conduct of the business, including rights to recoveries for damages for defective goods or services, insurance and refund claims and similar assets of the business (except to the extent related to Excluded Liabilities), including any pending litigation and claims listed on Schedule 1.1.17;

     1.1.18 All business and other records of any nature created, maintained or used in connection with the business or available at the Company's headquarters (including personnel files of present and past employees of the Company), including all financial books and records of the Company;

     1.1.19  All  other  tangible  personal  property,   inventory,  assets  and
equipment owned by the Company,  including  without  limitation  those listed in
Schedule 1.1.19 (which Schedule shall be delivered prior to Closing);

     1.1.20 All real property of the Company and all real property used in the ongoing conduct of the business of the Company, whether owned, leased or otherwise possessed or controlled, in whole or in part, including, without limitation, the real property listed in Schedule 1.1.16.f and all leasehold improvements, fixtures and other assets related thereto used in the ongoing conduct of the business of the Company;

     1.1.21  All  of the  Company's  right,  title  and  interest  in and to all licenses, permits, agreements ("Agreements") and other governmental authorizations (and applications therefore) used for the business of the Company;

     1.1.22 All of the Company's right, title and interest in and to any pension or other benefit plans in effect for employees ("Pension and Benefit Plan"), all


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

such Pension and Benefit Plans are listed on Schedule 1.1.22.

     1.1.23 All cash on hand and in banks and other cash items of the Company, and

     1.1.24 All of the Company's goodwill in and going concern value of the Company.

     1.2 EXCLUDED ASSETS. There are no Excluded Assets.

     1.3 ASSUMED LIABILITIES. On the Closing Date, Buyer shall assume and agree to pay and shall discharge and perform only the following liabilities and obligations of the Company existing as of the Closing Date, to the extent and in the amounts set forth on Schedule 1.3 to be delivered on the Closing Date (the "Assumed Liabilities"):

     1.3.1. All liabilities and obligations under the contracts and agreements assigned to Buyer which are described in Subsection 1.1 above, provided that any claim of liability or obligation, other than performance by the Company of any such contract or agreement in accordance with its terms or alleging a default by the Company are set forth on Schedule 1.3;

     1.3.2. All other liabilities and obligations incurred in the ordinary course of business or disclosed to Buyer in Schedules to the Agreement;

     1.3.3. Except as otherwise provided in Section 1.4.4, any liability under litigation, proceeding or claim of any nature by any person or entity arising out of the ordinary course of the business or disclosed to Buyer, all of which litigation, proceedings and claims are set forth on Schedule 1.3;

     1.3.4. All liens and encumbrances upon the assets of the Company, which are not in excess of US$5,000 per asset item or in excess of US$25,000 in the aggregate, except such liens and encumbrances as are set forth on Schedule 1.3;

     1.3.5. All liabilities and obligations under Pension and Benefit Plans to the extent disclosed and so documented in Schedule 1.3;

     1.3.6. All other liabilities of the Company reflected on the Closing Date and listed in any Schedule pursuant to Section 1.3, except for Excluded Liabilities within the meaning of Section 1.4.

     1.4 EXCLUDED LIABILITIES. Notwithstanding any provision of this Agreement to the contrary, none of the following liabilities of the Company, (the "Excluded Liabilities") shall be assumed by Buyer:

     1.4.1. Any liability to the extent that is not exclusively related to the business or the Assets and/or was not incurred in the normal course of the Company's business and/or disclosed in Schedule 1.3 prior to the execution of this Agreement.

     1.4.2. Any liability relating to any Excluded Assets;

     1.4.3. Any obligation arising under an Assigned Contract that the parties have agreed will be retained by Sellers as listed in Schedule 1.4.3 (the "Retained Contract Liabilities");

     1.4.4. [Intentionally Left Blank];

     1.4.5. Any liability: (a) for payments that were required to be made prior to the Closing Date to any employee, officer, director or (b) for payments to former employees, officers or directors, except, in each case, to the extent that such liabilities are itemized in detail in Schedule 1.3 under line headings denominated "Sec. 1.4.5 Accrued Compensation and Withholding" "Sec 1.4.5

Accounts  Payable  and  Other  Current   Liabilities"  and  Sec.  1.4.5  Accrued
Expenses";

     1.4.6. Any liability to any person who on the Closing Date received or was entitled to receive retirement, disability, health or other benefits under any employee benefit plan, or former employee including any liability for severance pay, termination indemnities or any other benefit;


     1.4.7. (a) Any liability with respect to any actual or alleged work-related injury, disease or illness to any employee or former employee which is determined to have occurred prior to the Closing Date, (b) any claims made by employees (i) prior to the Closing Date under any medical, dental or health plans for treatment or service rendered or relating to injuries, accidents or conditions occurring or existing prior to the Closing Date, or (ii) under any life insurance plans with respect to deaths occurring prior to the Closing Date; or (c) any other payments or benefits owing or relating to employment services provided prior to the Closing Date under any other employee benefit plans;

     1.4.8. Any liability with respect to any actual or alleged injury or physical damage to property prior to the Closing Date actually or allegedly caused by the Company or its agents;

     1.4.9. Any liability arising under any existing, pending or threatened environmental or product liability claims;

     1.4.10. Any liability: (a) not included in Schedule 1.3; or (b) relating to an unliquidated claim to the extent that the total amount of the claim materially exceeds the amount for such claim in Schedule 1.3; or (c) not reasonably disclosed to Buyer in light of the nature and materiality of the liability; or (d) reflected in Schedule 1.3 under a caption or description that fails reasonably to describe the true nature of the liability;

     1.4.11. Any liability relating to those matters listed in Schedule 1.4.11 involving any litigation, proceeding or claim against the Company based on events occurring or circumstances existing on or before the Closing Date (the "Retained Claims");

     1.4.12. Any liability for federal, state, local or foreign governmental taxes based upon the net income of the Company for any period prior to Closing Date to the extent such aggregate liability as actually imposed by all such taxing authorities exceeds the amounts of any Assumed Liability for such taxes (the "Retained Tax Liabilities"); and

     1.4.13. Any liabilities on the Closing Date in excess of US$5,000, which exceed the aggregate liabilities disclosed on Schedule 1.3 on the date of this Agreement, except as to such items as have been approved by Buyer between the date of this Agreement and the Closing Date.


          1.5 CONSIDERATION. The price for the sale of the Shares (the "Purchase Price") is set at an aggregate total sum of Two Million Seven Hundred Thousand Dollars (US$ 2,700,000). Subject to the conditions in this Agreement, Buyer will pay to Sellers such amount in the following manner:


     (i) Two Hundred Thousand Dollars (US$ 200,000) will be paid in cash on Closing Date and deposited in the bank account to be notified by the Sellers to the Buyer, not less than five (5) business days prior to Closing;

     (ii) Two Million Five Hundred Thousand Dollars (US$ 2,500,000) will be paid through the issuance and delivery to Sellers on the Closing Date of an aggregate of one million (1,000,000) restricted common shares of Parent.
     (iii)Buyer shall issue ten (10) puts to each of the Sellers pursuant to Put Agreements of even date herewith (the "Put Agreements"), attached hereto as Exhibits A and B, pursuant to which Sellers may put to Buyer up to an aggregate of Two Million Five Hundred Thousand Dollars (US$2,500,000) of the restricted common stock issued pursuant to
          Section 1.5(ii) above, based on the original issuance price to Sellers, at the Sellers' option.

     (iv) The performance of the Buyer under the Put Agreements will be Guaranteed by the Parent and secured by a Stock Pledge Agreement, of even date herewith (the "Pledge Agreement"), pursuant to which a pledge will be granted over the Shares of the Company tendered pursuant to Section 1.1 hereof, the form of which is attached hereto as Exhibit C, and such shares shall be placed in custody pursuant to the "Instruction to the Notary Public," (the "Sellers' Custody Agreement") the form of which is attached hereto as Exhibit D.
     (v) Provided, however, that the Put Agreements referred to in Section 1.5(iii) above shall provide that the tenth (10th) puts (covering an aggregate of 140,000 restricted common shares of Parent) shall expire ab-initio, without the right of Sellers to exercise, in the event that Employment Agreement by and between Raul Granillo Ocampo and Buyer, to be dated the Closing Date, is (a) not executed by Raul Granillo Ocampo on the Closing Date, (b) in the event that Raul Granillo Ocampo is terminated for cause by Buyer under the terms of the said Employment Agreement at any time prior to November 30, 2005 or (c) if Raul Granillo Ocampo voluntarily terminates his employment with Buyer while the said Employment Agreement has not terminated by its own terms at any time prior to November 30, 2005.
     (vi) Buyer agrees that it will not interpose a defense under the Put Agreement that compliance with any applicable securities laws prohibits it from performing its obligations under the specific terms of the Put Agreements, with respect to any one or more of the puts in order to avoid what would otherwise be a default by Buyer thereunder.

     The Sellers, except as otherwise specifically provided to the contrary in the Put Agreements, shall not sell, transfer, pledge, hypothecate or otherwise, dispose of or encumber in any manner whatsoever any of the shares delivered pursuant to this Section 1.5 for a period of twelve (12) months from the delivery date, except as to sales or transfers by and among the Sellers. Any and all sales, transfers, pledges, hypothecations, or other transactions involving such shares shall only be conducted in full accordance with the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder and all other securities laws, rules and/or regulations which may be applicable to one or more of the parties to such transaction and/or the shares of the Parent.


2.  CLOSING.


     2.1 TIME AND PLACE OF CLOSING. The Closing (the "Closing") of the transaction shall be held in the offices of counsel for the Buyer, Huberman & Huberman, abogados, Av. Corrientes 457, Piso 9(degree), 1043 Buenos Aires, Argentina on a date to be mutually agreed by both parties, but not later than November 5, 2003 (the "Closing Date").

3.  REPRESENTATIONS AND WARRANTIES OF SELLERS AND GUARANTOR


     For purposes of this Agreement, "Material Adverse Effect" shall mean a material adverse effect on the business, or the operations or Assets of the Company (including the financial conditions of the Company), taken as a whole. The inclusion of any item in this Agreement or a Schedule hereto shall not be deemed an acknowledgement that such item is material or did not occur in the ordinary course of the business or would be reasonably likely to result in a Material Adverse Effect. Sellers jointly and severally represent and warrant to Buyer as follows:


     3.1 ORGANIZATION; GOOD STANDING. The Company is an Argentine sociedad anonima duly organized, validly existing and in good standing under the laws of Argentina, it's country of formation. The Company has full power and authority to own and operate its assets and carry on its business as now being conducted and is qualified to do business and in good standing in the countries in which it presently conducts business.

     3.2 AUTHORITY RELATIVE TO THIS AGREEMENT. Sellers have full power, authority and legal right to execute and deliver this Agreement and to carry out the transactions and perform their obligations contemplated hereby. The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby has been duly and validly authorized by all necessary corporate, trustee and/or shareholder action of each Seller, as applicable. This Agreement has been duly and validly executed and delivered by the Sellers and constitutes a legal, valid and binding obligation of each of the Sellers enforceable against it in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws in Argentina affecting the rights of creditors generally.

     3.3 FINANCIAL STATEMENTS. The Company has or will furnish to Buyer audited financial statements for the fiscal years ended June 30, 2001, 2002 and 2003 and additional financial statements for such periods to reflect generally accepted accounting principles as applied to companies in Argentina, with respect to the business. Sellers shall represent and warrant to Buyer as to the accuracy and completeness of such financial statements (the "Financial Statements"). The Interim Financial Statements to be furnished to Buyer pursuant to Section 5.8, were and will be prepared in accordance with the books and records regularly maintained by the Company (converted to US Dollars), and as converted to reflect generally accepted accounting principles as applied to companies in the United States. All the financial statements, are correct and fairly present, and will fairly present, in all material respects the financial position of the Company as of the date thereof and the results of operations of the Company for the periods covered in conformity with the historical accounting practices of the Company applied consistently for such periods.

     3.4 BUSINESS SINCE THE FINANCIAL STATEMENTS DATE. To Sellers' knowledge, since the Financial Statements Date, the business of the Company has been conducted in the ordinary course and in substantially the same manner as before the Financial Statements Date, except for matters, which would not be reasonably likely to result in a Material Adverse Effect. All interim transactions since the Financial Statements Date and through close of business on the Closing Date have been recorded on the Company's accounts and are accurately reflected on the books of the Company delivered to Buyer.

     3.5 NO DEFAULTS. The execution, delivery and performance of this Agreement by the Sellers will not (a) conflict with or result in any breach of any provision of the articles of incorporation or bylaws of the Company or any Seller, (b) violate any law, statute, rule, regulation, order, injunction or decree of any federal, state, local or foreign governmental authority or agency applicable to the Company or any Seller, or any of the Assets, where such conflict, breach or violation would be reasonably likely to result in a Material Adverse Effect, or (c) result in a default (or give rise to any right of termination, cancellation or acceleration) under any contract, note, bond, mortgage or other instrument or obligation relating to the business or to which the Assets may be subject where such default would be reasonably likely to result in a Material Adverse Effect.

     3.6 UNDISCLOSED LIABILITIES. To Sellers' actual knowledge, the Company has no obligations or liability of any nature which are normally shown on a financial statement prepared in accordance with U.S. GAAP and the historical practices of the Company which is not reflected or reserved against in the Financial Statements (or if not, will be so reflected or reserved on the Closing Date Balance Sheet to be delivered pursuant to Section 5.8, provided, however, that any such additional obligations or liabilities shall not exceed US$25,000, in the aggregate) and which is reasonably likely to result in a Material Adverse Effect. No representation or warranty made by Sellers in this Agreement, and no statement made in any Financial Statements, certificates, documents, exhibits or schedules furnished or to be furnished in connection with the transaction herein contemplated contains or will contain, as of the date delivered or made, any untrue statement of fact or material omission which would reasonably likely result in a Material Adverse Effect. Provided, however, if Buyer completes its contemplated audit of the Company Financial Statements, in accordance with U.S. GAAP, and is satisfied with the results of such audit as to undisclosed liabilities then, in that event, Sellers' representation hereunder shall be limited to Argentine GAAP.

     3.7 LICENSES AND AUTHORITIES. The Company has all necessary permits, licenses and governmental authorizations required for the conduct of the business as presently conducted, except where the failure to have such permit, license or governmental authorization would not be reasonably likely to result in a Material Adverse Effect.

     3.8 TITLE. The Company owns and has good and valid marketable title to all Assets described in Section 1.1 and/or included in the business sold hereunder and/or material to the revenues of the Company as recorded on the Financial Statements, free and clear of all security interests, mortgages, deeds of trust, pledges, conditional sales agreements, charges, liens and encumbrances, except for liens for taxes not yet due and payable, and except for encumbrances which would not be reasonably likely to result in a Material Adverse Effect. The Assets constitute all the tangible and intangible property and rights used by the Company in the business of the Company as it has been conducted prior to this Agreement and consistent with past practice.

     3.9 ASSIGNABILITY AND TRANSFERABILITY OF ASSETS - CONSENTS. No permit, consent, approval or authorization of, or designation, declaration or filing with, any governmental entity or any other person on the part of Sellers is required in connection with the execution or delivery by Sellers of this Agreement or the consummation of the transaction contemplated hereby other than
(a) those which have previously been obtained, (b) those specified in Schedule 3.9, or (c) such permits, consents, approvals, authorizations, designations, declarations or filings the absence of which, individually or in the aggregate, would not materially impair the ability of the Sellers to consummate the transaction or have a Material Adverse Effect on the business or the Assets (taken as a whole).

     3.10 LITIGATION AND COMPLIANCE WITH LAWS. Except for matters that (i) have occurred in the ordinary course of the business, and (ii) would not be reasonably likely to result in a Material Adverse Effect, and (iii) are shown on
Schedule 3.10:

          3.10.1. The Company has not been operating under or subject to, or in default with respect to, any order, writ, injunction, judgment or decree of any court or Argentine federal, state, local or foreign government authority or agency;

          3.10.2. Neither the Company nor any of its respective officers or agents has received any inquiry, written or oral, from any such authority concerning the Company or its business during the 12-month period prior to the date of this Agreement;

          3.10.3. There exist no loss contingencies involving unasserted possible claims or assessments against the Company or effecting or relating to any of the Assets or the Company's business where the likelihood that a future event will confirm a loss or impairment of an asset or an incurrence of a liability is probable or reasonably possible within the meaning of US Statement of Financial Accounting Standards No 5;

          3.10.4. There is no litigation or proceeding pending by or against, or threatened against, the Company except as disclosed; and

          3.10.5. The Company has complied with all laws, regulations, orders or decrees applicable to the Company, including zoning and land use laws and regulations, and the present uses by the Company of the Assets do not violate or fail to comply with any such laws, regulations, orders or decrees in any material respect, and there is no basis for any claim for compensation or damage or other legal or equitable relief from any violation of the foregoing.

     3.11 TAXES. The Company has filed, caused to be filed, or have filed extensions for, all Argentine federal, state, local and foreign tax returns required to be filed by it with respect to the business of the Company and has paid, or made provisions for the payment of (a) all taxes due for the periods covered by such returns, except such accrued and unpaid taxes for which appropriate accruals have been made in the Financial Statements and reflected in the Closing Date Balance Sheet, and (b) all deficiencies assessed as a result of any examination of such returns.

     3.12 EMPLOYEES. Schedule 3.12 lists the Company's employees by department and any employment agreement by which the Company is bound with respect to any employee. Except as disclosed on Schedule 3.12, the Company is not a party to any employment contract or collective bargaining agreement or any other labor agreement covering or relating to any of the employees of the Company, and the Company has not recognized or received a demand for recognition of any collective bargaining representative with respect to the Company. No labor strike, slow-down or work stoppage is pending or threatened with respect to the Company.


     3.13 CHANGES; DISCLOSURE. Except for matters (i) that have occurred in the ordinary course of the business, (ii) which would not be reasonably likely to result in a Material Adverse Effect, (iii) shown on Schedule 3.13, or (iv) that are permitted under Section 5.11, to Seller's knowledge, since the most recent Financial Statement date, the Company has not (a) mortgaged, pledged or subjected to a lien or any other encumbrance, any of its Assets, or incurred liabilities affecting the business; (b) sold or transferred any material Asset used or useful in the business of the Company; (c) made any loans, advances or capital contributions to, or investments in, any person or entity in connection with the business (other than cash advances to employees, officers or directors for reimbursable expenses); (d) authorized or made any capital expenditures or commitment or contract for any capital improvements in connection with the business; (e) suffered any loss, damage or casualty with respect to any asset of the Company; or (f) paid any dividend to its stockholder(s) or redeemed any capital stock or made any other payment or distribution to its stockholder(s) on account of its capital stock. The disclosures contained in all of the Revised Schedules are true, accurate and complete in all material respects on and as of the Closing Date. No representation or warranty made by Sellers in this Agreement or in any agreement, instrument or schedule required hereunder contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein and therein not false or misleading.

     3.14 INTELLECTUAL PROPERTY AND TECHNOLOGY.

          3.14.1 Products. Schedule 1.1.1 lists all products currently farmed, harvested, produced, fermented, bottled, transported, marketed, sold and/or otherwise produced, acquired, processed or distributed through and/or in connection with the Company's business and all products in development proposed or contemplated to be produced, farmed, fermented, bottled, transported, marketed and/or sold (the "Products"). The Company has heretofore provided Buyer access to all materials with respect to the Products and services as are in the Company's possession.

          3.14.2 Development Plans. The Company has provided Buyer access to all R&D Assets and all formally prepared, written development plans and materials related to products in development and future obligations under the Assigned Contracts.

          3.14.3 Documentation. The Company has provided to Buyer all Documentation, including all Documentation relating to the harvesting, production, fermenting, bottling, transporting, marketing, design and development of Products, the Technology and the R&D Assets, material to the business or used in the Company's business in any manner whatsoever.

          3.14.4 Title. The Company owns, or is licensed or otherwise possess legally enforceable rights to use, the Products, Business Software, Technology, R&D Assets, Documentation, Patent Rights, Information Assets, Trade Secrets and Copyrights and Trademark Rights (collectively the "Intellectual Property and Technology") necessary and appropriate to conduct the business as currently conducted, and to make, sell, license and distribute the Products and Services.
Schedule 3.14.4 lists all liens, security interests, mortgages, charges, encumbrances and adverse rights of every kind, nature and description on the Intellectual Property and Technology. The Company holds valid title and enforceable rights that may be asserted, and to Sellers' knowledge are sufficient, to prevent any person other than the Company from producing and/ or marketing the Products.

          3.14.5 No Claims. Except as set forth in Schedule 3.14.5: (a) the Company has received no written notice of any claim, demand, suit or other assertion by any third party; and (b) to the knowledge of Sellers, there are no circumstance which would (or are likely to) give rise to any claim, demand, suit or other assertion by any person other than a party to this Agreement, that such person has superior rights, ownership or shared ownership requiring any payments to any person other than as provided in this Agreement, or other interest of any kind or nature in or with respect to the Intellectual Property and Technology.

          3.14.6 No Claim Against Contributors. To the Sellers' knowledge, no person has claimed or has a claim that any contributor to an Intellectual Property of the Company, by virtue of its participation in the development of the Intellectual Property and Technology has thereby: (a) violated any of the terms or conditions of any employment agreement, non-competition or non-disclosure agreement; (b) disclosed or utilized any trade secret or proprietary information or documentation in an unauthorized manner; (c) tortuously interfered with or breached any agreement; or (d) violated or exceeded the scope of any law or Agreement.

          3.14.7 Notices and Markings. The Company has taken all reasonable measures to protect the proprietary rights of the Company in and to the Intellectual Property and Technology. In no instance has the eligibility of the Intellectual Property and Technology for protection under applicable Argentine or foreign copyright laws been forfeited to the public domain by omission of any required notice or marking, or inclusion of any false marking or any other reason where such forfeiture would have a Material Adverse Effect on the Company's business.

          3.14.8 Noninfringement. Except as set forth in Schedule 3.14.8, the Intellectual Property and Technology as used in the business of the Company does not:

          (a) Infringe any copyright, or to the knowledge of Sellers, induce or contribute to the infringement of any copyright of any person;

          (b) To the knowledge of the Sellers, infringe or induce or contribute to the infringement of any patent or intellectual property right (other than copyright) or any person; and

          (c) To the knowledge of Sellers, misappropriate any Trade Secret, know-how, process, proprietary information or other right of any person. The Company has not received notice of and has no knowledge of any complaint, assertion, threat or allegation that would contradict the foregoing.

          3.14.9 Judgments an Settlements. Except as provided in Schedule 3.14.9, the Intellectual Property and Technology are not subject to any outstanding settlement agreement, order, ruling, decree, judgment, or stipulation preventing their use in the business as currently conducted.

          3.14.10 Warranties and Warranty Claims. The Company has not made any written or other binding warranty or representation with respect to any Product. All pending warranty claims by the Company's customers with respect to the Products are described on Schedule 3.14.10. The Company has heretofore provided Buyer complete copies of all unresolved written complaints and all written summaries of those oral customer complaints relating to the Products.

          3.14.11   Copyrights  and  Trademarks.   Schedule  3.14.11  lists  all
Copyrights and Trademark Rights consisting of all the registered Argentine and foreign copyrights of the Company.

          3.14.12 Trade Secrets. The Company has used reasonable commercial efforts to safeguard and protect the confidentiality of the Trade Secrets. The Company has no knowledge of any violation of the Trade Secret protection practices and procedures of the Company by any person or the misappropriation of any Trade Secret by any person. The Company has no knowledge that (a) any Trade Secrets are presently invalid and unprotectable, or (b) any Trade Secret has become part of the public domain.

     3.15 ACCOUNTS RECEIVABLE. The Accounts Receivable reflected on the Financial Statements and the Closing Date Balance Sheet and in Schedule 1.1.15 have arisen in the ordinary course of business and represent sales actually made to entities which are not Affiliates of the Company and do not represent obligations for goods sold on consignment, on approval or on a sale-or-return basis and are not subject to any other repurchase or return arrangement or other credits, allowances or adjustments.

     3.16 CONTRACTS. Set forth on Schedule 3.16 are lists of the following documents (the "Contracts"), true and complete copies of which (and all amendments and modifications thereof and consent and waivers there under) the Company has provided to Buyer:

          (1) All Customer Purchase Orders, Customer Agreements, Affiliated Contractor Agreements and project agreements (a) involving services to be performed (including, but not limited to, product to be grown, harvested, fermented, bottled, transported or delivered); or (b) for which the Company has been paid for all or a portion of the work; in each case for work and products that may or may not have been performed or for services which have not been fully performed by the Company;

          (2) All written contracts with any employee and all consulting contracts relating to services or products produced, to be produced or in development by the Company, and any binding agreement with respect to future compensation or employment with any employee;

          (3) All indentures, mortgages, agreements, contracts, arrangements, commitments, instruments, understandings or obligations, whether oral or written, of the Company other than Customer Purchase Orders, Customer Agreements, Affiliated Contractor Agreements and project agreements which are to be performed by the Company in any material respect on or after the Closing Date which (a) involve payments to or from in amounts greater than US$5000 annually and which cannot be terminated by the Company without penalty upon 90 days or less notice without Material Adverse Effect, or (b) involve payments to or from the Company in excess of US$5,000 annually and extend more than twelve months after the date of this Agreement (other than pursuant to automatic renewal provisions which permit cancellation without penalty upon 90 days or less notice). There is no Default on the part of the Company, or written notice of or knowledge of the Company of any Default on the part of any other party, in the performance of any obligation to be performed or paid under any Contract listed on Schedules 3.16, except as would not result in a Material Adverse Effect on the business or the Assets;

          (4) All documents and instruments memorializing all other Assigned Contracts as described in Subsection 1.1.16; and

          (5) All indentures, mortgages, agreements, contracts, arrangements, commitments, instruments, understandings or obligations, whether oral or written, of every type and nature, to which the Company is a party that allows or permits any other party thereto to terminate and/or to in any way reform the terms thereof in the event of a change of control of the Company.

     3.17 BROKERS. There is no broker or finder or other person who would have a valid claim against Buyer for a commission or brokerage fee in connection with this Agreement or the transaction contemplated hereby as a result of any agreement, understanding or action by Sellers.

     3.18 ENVIRONMENTAL LAWS. Except for matters which would not be reasonably likely to result in a Material Adverse Effect, to Sellers' knowledge:

          (1) The Company is in compliance with all applicable environmental laws and regulations;

          (2) No release, emission or discharge into the environment of hazardous or toxic substance or waste has occurred in connection with the Company's business or is presently occurring which would result in liability under applicable law, or which are in excess of permitted levels or reportable quantities under any applicable environmental law or regulation; and

          (3) The Company has not received any written notice of investigation or been operating under or subject to, or in default with respect to, any order, writ, injunction, judgment or decree of any court or Argentine, federal, state, local or foreign governmental authority or agency with respect to any applicable environmental law or regulation.

     3.19 INSURANCE. The Company maintains insurance covering the Company and its business, Assets and employees, all of which are listed on Schedule 1.1.16(g), with such coverages and in such amounts as are (a) equal to or in excess of such coverages or amounts required by any applicable Law, and (b) in compliance with applicable mortgages, real estate leases and any other applicable agreements. The Company has provided to Buyer copies of all such insurance contracts and policies.

     3.20 GUARANTOR. Raul Granillo Ocampo does hereby guaranty to Buyer under this Agreement both his own and Nelida Barros Reyes, representations and warranties and their respective covenants hereunder. Additionally, Guarantor shall, in his capacity as manager and/or a key employee of the Company on the Closing Date, provide such representations and certifications with respect to the Financial Statements of the Company and Closing Date Balance Sheet as and to the extent that Buyer (or Parent) or any entity which may merge with and/or acquire Buyer is required to in any filing made with the United States Securities and Exchange Commission with respect to such entity's financial statements, whether or not they are then employed by the Buyer and/or the Company.


4.   REPRESENTATIONS AND WARRANTIES OF BUYER AND/OR PARENT.


     A. BUYER REPRESENTS AND WARRANTS TO SELLERS AS FOLLOWS:

     4.1. ORGANIZATION; GOOD STANDING. Buyer is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada.

     4.2. AUTHORITY RELATIVE TO THIS AGREEMENT. Buyer has full corporate power, authority and legal right to execute and deliver this Agreement and to carry out the transaction and perform its obligations contemplated hereby. The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby have been duly and validly authorized by all necessary corporate and shareholder action. This Agreement has been duly and validly executed and delivered by Buyer and constitutes a legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws effecting the rights of creditors generally.

     4.3. NO DEFAULTS. The execution, delivery and performance of this Agreement by Buyer will not (a) materially conflict with or result in any breach of any provision of the certificate of incorporation or bylaws of Buyer, (b) violate any law, statute, rule, regulation, order, injunction or decree of any United States or foreign federal, state or local governmental authority or agency applicable to Buyer.

     4.4. BROKERS. There is no broker or finder or other person who would have any valid claim against Sellers for a commission, brokerage or fees in connection with this Agreement or the transaction contemplated hereby as a result of any agreement, understanding or action by Buyer.

     B. PARENT REPRESENTS AND WARRANTS TO SELLERS AS FOLLOWS:

     4.5. ORGANIZATION; GOOD STANDING. Parent is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada.

     4.6. AUTHORITY RELATIVE TO THIS AGREEMENT. Parent has full corporate power, authority and legal right to execute and deliver this Agreement and to carry out the transaction to the extent it is comprised solely of specifically identified obligations of Parent hereunder. The execution and delivery of this Agreement and the consummation of those portions of the transaction contemplated hereby which are specifically identified herein as to be performed by the Parent (including issuance of the restricted shares of Parent and its guarantee under the Put Agreements), have been duly and validly authorized by all necessary corporate and shareholder action. This Agreement has been duly and validly executed and delivered by Parent and constitute a legal, valid and binding obligation of the Parent with respect solely to those obligations which Parent has specifically agreed to perform hereunder, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting the rights of creditors generally.

     4.7. NO DEFAULTS. The execution, delivery and performance of this Agreement by Parent will not, to the extent it is comprised solely of specifically identified obligations of Parent hereunder or pursuant to its Guarantee under the Put Agreements, (a) materially conflict with or result in any breach of any provision of the Articles of Incorporation or bylaws of Parent, (b) violate any applicable law, statute, rule, regulation, order, injunction or decree of any United States or federal, state or local governmental authority or agency applicable to Parent.

     4.8. BROKERS. There is no broker or finder or other person who would have any valid claim against Sellers for a commission, brokerage or fees in connection with this Agreement or the transactions contemplated hereby as a result of any agreement, understanding or action by Parent.

     4.9. REPORTING COMPANY. The Parent is a publicly reporting company pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will, on the Closing Date, be in compliance with all reporting requirements of the Exchange Act.

     4.10. TRADING MARKETPLACE. The Parent's common stock currently trades on the over-the-counter bulletin board market commonly referred to as the "OTCBB." The Parent is not aware of any facts or circumstances that would jeopardize or otherwise impair the ability of the Parent's common stock to continue trading on the OTCBB.

5.   COVENANTS OF SELLERS.

     Sellers covenant and agree that from the date hereof to and including Closing Date and thereafter with respect to Sections 5.4, 5.5, 5.6, 5.7, 5.11 and 5.12:

     5.1. MAINTENANCE OF BUSINESS. Sellers shall continue to carry on the business of the Company, maintain its facilities and equipment and keep its books of account, records and files in substantially the same manner as heretofore in the ordinary course.

     5.2. ORGANIZATION, GOODWILL. With respect to the Company's business and the Assets, Sellers will cause the Company substantially to preserve (i) its business organization intact, and (ii) the goodwill of its suppliers, customers and others having business relations with it.

     5.3. FURTHER INFORMATION. At the request of Buyer, Sellers shall from time to time give or cause to be given to Buyer and its representatives all information concerning the affairs of the Company as Buyer may reasonably request. In connection with any due diligence review of the Company or the Assets at any time, Buyer may have access to Company's books and records, employees and facilities, and customers and suppliers.

     5.4. REPRESENTATIONS AND WARRANTIES. Sellers shall give written notice to Buyer promptly upon the occurrence of, or promptly upon Sellers' becoming aware of the existence of or the impending or threatened occurrence of, any event which would cause or constitute a breach or which would have caused or constituted a breach, had such event occurred or been known to Sellers prior to the date hereof, of any of their representations or warranties contained in this Agreement.

     5.5. NOTICE OF PROCEEDINGS. Sellers will promptly notify Buyer in writing upon becoming aware of any order or decree or receiving any complaint praying for an order or decree restraining or enjoining the consummation of this Agreement or the transaction contemplated hereunder or that would be reasonably likely to result in a Material Adverse Effect, or upon receiving any notice from any governmental department, court, agency or commission of its intention to institute an investigation into, or institute any action or proceeding to restrain or enjoin the consummation of this Agreement or such transaction, or to nullify or render ineffective this Agreement or such transaction if consummated.

     5.6. CONSUMMATION OF AGREEMENT. Subject to the provisions of Section 10.1, Sellers shall use all reasonable efforts to perform and fulfill all conditions and obligations on their part to be performed and fulfilled under this Agreement, to the end that the transaction contemplated by this Agreement shall be fully carried out.

     5.7. EXPENSES. Sellers shall bear and punctually pay for all of Sellers' expenses incurred in connection with the transaction contemplated by this Agreement, including without limitation Sellers' and the Company's accounting and legal fees, other than any accounting and/or auditing fees incurred by the Company in connection with any examination and/or audit in accordance with U.S. GAAP performed at the request of Buyer.

     5.8. INTERIM FINANCIAL STATEMENTS. Sellers shall deliver to Buyer promptly (approximately 45 days) after the Closing Date an unaudited interim balance sheets and statements of revenue and expenses of the Company substantially in the form of the Financial Statements covering the period between July 1, 2003 and the Closing Date, including a balance sheet as of the Closing date (the "Closing Date Balance Sheet"). The Closing Date Balance Sheet shall reflect all transactions through close of business on the Closing Date and shall be footnoted to the extent necessary to reflect material variances from accounting information previously provided in Revised Schedules dated as of five days prior to the Closing Date.

     5.9. OTHER TRANSACTIONS. The Company shall not, without written consent of Buyer in Buyer's sole discretion following full disclosure, engage in any material corporate transaction, redeem any capital stock, pay any dividend or make other payment or distribution to stockholders on account of its capital stock.

     5.10. DUE DILIGENCE; REVISED SCHEDULES. Buyer shall conduct reasonable due diligence to confirm Sellers' representations, warranties, covenants and agreements hereunder. Buyer's conduction of due diligence shall be for Buyer's sole benefit as and to the extent it may elect to conduct same and shall not in any manner relieve Sellers and/or the Guarantor from full and complete responsibility for any and all representations, warranties, covenants and agreements as and to the extent provided in this Agreement by the Sellers'. Sellers shall provide Buyer with revised schedules reflecting information obtained from the Company after execution of this Agreement and prior to Closing (the "Revised Schedules"). If a Schedule contains information derived from the Company's accounting systems, such Schedule shall be revised and dated as of a date five calendar days prior to the Closing Date; provided, that all such Revised Schedules shall be amended to speak on and as of the Closing Date to the extent necessary to satisfy the standard of disclosure set forth in Sections
3.1.13. All Schedules that do not contain information derived from the Company's accounting systems shall be dated and shall speak as of the Closing Date. In connection therewith, Buyer will request appropriate information from the Company's executives and managers. Buyer shall review all such information obtained to determine whether additional inquiry is required.

     5.11. INTER-COMPANY OBLIGATIONS. All amounts due to the Company from current shareholders, or any affiliates of Sellers which are not being acquired by Buyer contemporaneously herewith, shall be paid in full and satisfied prior to the Closing Date.

     5.12. HART-SCOTT-RODINO ACT. Sellers acknowledge that the transaction contemplated by this Agreement does not meet the size threshold for coverage under Hart-Scott-Rodino ("HSR") and that the parties do not intend to make filings under HSR. Sellers agrees to cooperate with Buyer in good faith in order to effect compliance with HSR and make all necessary changes to this Agreement and the schedule for consummation of the Closing should this determination change. Reasonable and necessary costs and legal expenses of the filing, if required, shall be borne exclusively by the Buyer, provided that the Company provides all necessary documentation to Buyer within three (3) business days of any written request for such information.

6.   COVENANTS OF BUYER.

     The Buyer covenants and agrees that from the date hereof to and including the Closing Date and thereafter with respect to Sections 6.1, 6.3, 6.4, 6.5, 6.6 and 6.7:

     6.1. REPRESENTATIONS AND WARRANTIES. Buyer shall give written notice to Sellers promptly upon the occurrence of, or promptly upon Buyer becoming aware of the impending or threatened occurrence of, any event which would cause or constitute a breach, or which would have caused or constituted a breach, had such event occurred or been known to Buyer prior to the date hereof, of any of the representations or warranties contained in this Agreement.

     6.2. CORPORATE ACTION. Buyer will take all additional and necessary corporate and other action required of it to carry out the transaction contemplated by this Agreement.

     6.3. NOTICE OF PROCEEDINGS. Buyer will promptly notify Sellers in writing upon becoming aware of any default or event of default, or any condition or event which, with or without notice or lapse of time or both, would constitute a default or event of default under any of its existing financing agreements, or any order or decree or any complaint praying for an order or decree restraining or enjoining the consummation of this Agreement or the transaction contemplated hereunder, or upon receiving any notice from any governmental department, court, agency or commission of its intention to institute an investigation into, or institute any action or proceeding to restrain or enjoin the consummation of this Agreement or such transaction, or to nullify or render ineffective this Agreement or such transaction if consummated.

     6.4. CONSUMMATION OF AGREEMENT. Subject to the provisions of Section 10.1, Buyer shall use all reasonable efforts to perform and fulfill all conditions and obligations on its part to be performed and fulfilled under this Agreement, to the end that the transaction contemplated by this Agreement shall be fully carried out.

     6.5. EXPENSES. Buyer shall bear and punctually pay for all of its expenses incurred in connection with the transaction contemplated by this Agreement, including without limitation buyer's accounting and legal fees.

     6.6. HART-SCOTT-RODINO ACT. Buyer acknowledges that the transaction contemplated by this Agreement does not meet the size threshold for coverage under Hart-Scott-Rodino ("HSR") and that the parties do not intend to make filings under HSR. Buyer agrees to cooperate with Sellers in good faith in order to effect compliance with HSR and make all necessary changes to this Agreement and the schedule for consummation of the Closing should this determination change. Reasonable and necessary costs and legal expenses of the filing, if required, shall be borne exclusively by the Buyer, provided that the Company provides all necessary documentation to Buyer within three (3) business days of any written request for such information.

     6.7. POST CLOSING COVENANTS. From the Closing Date until the exercise, expiration and/or termination of the puts issued pursuant to the Put Agreement as part of the Consideration under Section 1.5 of this Agreement, Buyer covenants and undertakes, not to vote, and to cause the board of directors of the Company to refrain from voting on:

     (a) the amendment of the bylaws of the Company, in any manner reasonably anticipated to detrimentally affect the security under the Sellers' Pledge Agreement;
     (b) any action provided for in section 197 and 244 of the Argentine Law on Business Companies;
     (c) any action which impairs the economic or political rights of the Shares of the Company;
     (d) the transfer of all or a substantial part of the assets existing on the Closing Date or any other form of total or partial liquidation of the Company affecting material assets which were existing on the Closing Date;
     (e) the sale of any assets existing on the Closing Date, other than (i) inventory; (ii) obsolete equipment or equipment whose sales price is applied as payment on account of new equipment; and (iii) discount of accounts receivable to cover the requirements of operating capital, all such exceptions subject to the consummation of the relevant transaction, as it applies solely to assets existing on the Closing Date, at market values and conditions;
     (f) the creation of liens, other than to secure the balance of the purchase price of new assets of the Company;
     (g) The issuance by the Company of negotiable obligations, debentures, or any other form of secured debt instruments, convertible into shares of the Company, which would entitle the holders thereof to take control of the management of the Company;
     (h) The transfer or mortgage (in excess of any currently existing mortgages) of any real estate property of the Company existing on the Closing Date;
     (i) The grant of bonds or guarantees of the Company for third party obligations; and
     (j) The Buyer further undertakes to use commercially reasonable efforts to cause the Company to meet the above mentioned covenants.

7.   CONDITIONS TO THE OBLIGATION OF SELLERS.


     The obligations of Sellers under this Agreement are, at the option of Sellers, subject to the fulfillment of the following conditions prior to or at the Closing Date:


     7.1. REPRESENTATIONS, WARRANTIES, COVENANTS. All representations and warranties of Buyer and Parent contained in this Agreement and in any statement, certificate, schedule or other document delivered by Buyer and/or Parent pursuant to this Agreement or in connection with the transaction contemplated hereby, shall have been true and accurate in all material respects as of the date when made and shall be deemed to be made again at and as of the Closing Date and shall then be true and accurate in all material respects.

     Buyer and/or Parent shall have substantially performed and complied with each and every covenant and agreement required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

     7.2. PROCEEDINGS. No action or proceeding shall have been instituted or threatened against any of the parties to this Agreement before any court or governmental department, agency or commission to restrain or prohibit, or to obtain substantial damages in respect of, this Agreement or the consummation of the transaction contemplated hereby; and neither Buyer, Parent, the Company or Sellers shall have received written notice from any court or governmental department, agency or commission of its intention to (a) institute any action or proceeding to restrain or enjoin or nullify or render ineffective this Agreement or such transaction if consummated, or (b) commence any investigation (other than a routine letter of inquiry, including a routine Civil Investigation Demand) into the consummation of this Agreement and the transaction contemplated hereby, which in the reasonable opinion of Sellers would make it inadvisable to consummate such transaction; provided that in the event an investigation is instituted, this Agreement may not be abandoned by the Sellers for a period of 30 days from the date notice of institution thereof is first received by either Sellers, the Company, Buyer or Parent (but consummation hereof shall be delayed during such period), and may not be abandoned pursuant to this Section 7.2 thereafter except upon advice of counsel to Sellers that there is a reasonable probability that such investigation may result in an action or proceeding of the type described in the second clause of this Section 7.2.

     7.3. HART-SCOTT-RODINO. There shall have been no change in the parties determination that consummation of the transaction without an HSR filing will not involve a violation of the law.

     7.4. RECEIPT OF DOCUMENTS. Sellers shall have received at the Closing:

     (1) Payment of the purchase price as specified in Section 1.5 and, as a part thereof, the delivery by the Buyer of the shares of the Parent as set forth in Section 1.5 (ii);

     (2) the Put Agreements, the form of which is attached to this agreement as Exhibits A and B, duly issued and executed by Buyer and guaranteed by the Parent;

     (3) an executed copy of the Pledge Agreement, the form of which is attached to this Agreement as Exhibit C and receipt of all the documents to be delivered pursuant to that Pledge Agreement, including the stock certificates representing the pledged shares to be delivered into custody with the Notary Public and an executed copy of the Instructions to Notary Public, the form of which is attached to this Agreement as Exhibit D;

     (4) a copy of the letter from the Buyer, as new shareholder of the Company, instructing the board of directors of the Company to proceed with the registration of the pledge in its stock ledger book and stock certificates and a copy of the stock ledger book of the Company, the form of which is annexed hereto as Exhibit F;

     (5) an executed copy of the Employment Agreement for Raul Granillo Ocampo, the form of which is annexed hereto as Exhibit G;

     (6) a duly executed officer's certificate of each of Buyer and Parent as to the truth and accuracy on the Closing Date of their respective Representations and Warranties, as the case maybe, as set forth in
          Section 4 hereof and as to the satisfaction of the Conditions to the Obligations of Sellers as set forth in Section 7 hereof ;

     (7) an opinion from counsel to Buyer, in the form attached hereto as Exhibit H (in rendering the opinion called for by this section, Buyer's counsel may rely on the opinions of other counsel satisfactory to them and reasonably acceptable to counsel for Sellers, with respect to any matters involving the laws of any jurisdiction other than the United States); and

     (8)  an opinion from counsel to the Parent,  in the form attached hereto as
          Exhibit I.



8.   CONDITIONS TO THE OBLIGATIONS OF BUYER AND PARENT.


     The obligations of Buyer and Parent under this Agreement are, at the option of Buyer, subject to the fulfillment of the following conditions prior to or at the Closing Date:

     8.1 REPRESENTATIONS, WARRANTIES, COVENANTS. All representations and warranties of Sellers contained in this Agreement and in any statement, certificate, schedule or other document delivered by Sellers pursuant to this Agreement or in connection with the transaction contemplated hereby, shall have been true and accurate in all material respects as of the date when made and shall be deemed to be made again at and as of the Closing Date and shall then be true and accurate in all material respects;

     Sellers shall have substantially performed and complied with each and every covenant and agreement required by this Agreement to be performed or complied with by it prior to or at the Closing Date; and

     There shall have been no changes in the business or Assets since the Financial Statements resulting in a Material Adverse Effect, other than matters arising in the ordinary course of the business. The word "changes" as used in this Section 8.1 also includes the matters set forth in Section 3.13 and any items included on the Revised Schedules, which were not on the Schedules delivered upon execution of this Agreement and which do not reflect additional obligations of, or other current or contingent financial exposure to, the Company on or after the Closing Date in excess of US$25,000, in the aggregate, from that reflected in the Schedules delivered upon execution of this Agreement.

     8.2. PROCEEDINGS. No action or proceeding shall have been instituted or threatened against any of the parties to this Agreement before any court or governmental department, agency or commission to restrain or prohibit, or to obtain substantial damages in respect of, this Agreement or the consummation of the transaction contemplated hereby; and neither Buyer, Parent, the Company nor Sellers shall have received written notice from any court or governmental department, agency or commission of its intention to (a) institute any action or proceeding to restrain or enjoin or nullify or render ineffective this Agreement or such transaction if consummated, or (b) commence any investigation (other than a routine letter of inquiry, including a routine Civil Investigation Demand) into the consummation of this Agreement and the transaction contemplated hereby, which in the reasonable opinion of Buyer or Parent would make it inadvisable to consummate such transaction; provided that in the event an investigation is instituted, this Agreement may not be abandoned by the Buyer or Parent for a period of 30 days from the date notice of institution thereof is first received by either Sellers, the Company, Buyer or Parent (but consummation hereof shall be delayed during such period), and may not be abandoned pursuant to this Section 8.2 thereafter except upon advice of counsel to Buyer or Parent that there is a reasonable probability that such investigation may result in an action or proceeding of the type described in the second clause of this Section 8.2.

     8.3. DAMAGE TO ASSETS. If on the Closing Date the real or personal properties used in the Company shall have suffered damage on account of fire, explosion or other cause of any nature, but such damage has not resulted in a Material Adverse Effect, Buyer shall complete the purchase hereunder and collect and receive on behalf of the Company the proceeds of all insurance payable to the Company on account of the damage; provided, that after giving effect to such indemnity, the damage has not resulted in a Material Adverse Effect. If such damage has, after consideration of all the circumstances, resulted in a Material Adverse Effect, Buyer shall have the right at its election (i) to complete the purchase hereunder and collect and receive on behalf of the Company the proceeds of all insurance payable to the Company on account of the damage or (ii) to terminate this Agreement by providing written notice to the Company and Sellers specifying the Material Adverse Effect, and upon such termination Buyer, Parent and Sellers shall be released from any liability under this Agreement.

     8.4. HART-SCOTT-RODINO. There shall have been no change in the parties determination that consummation of the transaction without an HSR filing will not involve a violation of the law.

     8.5. RECEIPT OF DOCUMENTS. Buyer (and Parent, where indicated) shall have received at the Closing:

     (1) An opinion from counsel to Sellers addressed to both Buyer and Parent, in the form attached as Exhibit J (in rendering the opinion called for by this section, Seller's counsel may rely on the opinions of other counsel satisfactory to them and reasonably acceptable to counsel for Buyer and Parent, with respect to any matters involving the laws of any jurisdiction other than Argentina;

     (2) two certificates, one representing One Million Eight Hundred Ninety Thousand Five Hundred (1,890,500) shares and the other representing Ninety-nine Thousand Five Hundred (99,500) shares, both of ordinary shares of common capital stock of the Company issued in the name of the Buyer, which shall constitute all of the issued and outstanding securities of the Company of any nature whatsoever, to be pledged in favor of the Sellers and delivered into custody in accordance with the Instructions to Notary Public;

     (3)  Revised Schedules as required under this Agreement;

     (4) an executed copy of the Employment Agreement for Raul Granillo Ocampo, the form of which is attached hereto as Exhibit G;

     (5) a duly executed certificate of each Seller, and the Guarantor, to Buyer and Parent, as to the truth and accuracy on the Closing Date of the Representations and Warranties of Sellers and Guarantors as set forth in Section 3 hereof and as to the satisfaction of the Conditions to the Obligations of Buyer as set forth in Section 8 hereof;

     (6) an executed Guaranty by the Guarantor, dated the Closing Date, to Buyer and Parent, setting forth therein the Guaranty of such Guarantor of the provisions provided for in this Agreement, the form of which is annexed hereto as Exhibit K;

     (7) an executed copy of the Pledge Agreement the form of which is attached to this Agreement as Exhibit C and receipt of all documents to be delivered pursuant to that Pledge Agreement, including the stock certificate representing the pledged Shares to be delivered into custody of the Notary Public and an executed copy of the Instructions to Notary Public, the form of which is attached to this Agreement as Exhibit D;

     (8) an executed copy of the Put Agreements the forms of which are attached to this Agreement as Exhibits A and B;

     (9) executed subscription agreements by Sellers to Parent for the shares of Common Stock of the Parent to be delivered by the Buyer as a portion of the purchase price, the forms of which are attached hereto as Exhibit L and M; and

     (10) a letter from the Sellers informing the board of directors of the Company of the transfer of shares in favor of the Buyer, the form of which is annexed hereto as Exhibit N.

9.   INDEMNIFICATION

     9.1. SURVIVAL. The several representations, warranties, covenants and agreements of Sellers and Buyer and/or Parent contained in or made pursuant to this Agreement shall be deemed to have been made on the Closing Date, shall survive the Closing Date and shall remain operative and in full force and effect after the Closing Date for five (5) years after the Closing Date and in the case of Section 6.7 until the events provided in such section take place, but, in any event, not beyond four (4) years after the Closing Date..

     9.2. INDEMNIFICATION OF BUYER. Sellers and Guarantor, jointly and severally, agree that they shall indemnify and hold Buyer harmless from and against any and all damages, claims, losses, expenses, costs, obligations and liabilities, including without limitation liabilities for reasonable attorneys' fees and disbursements ("Loss or Expense"), suffered by Buyer and/or Parent by reason of:

     (1) Any material breach of representation or warranty made by Sellers and/or Guarantor pursuant to this Agreement;

     (2) Any material failure by Sellers and/or Guarantor to perform or fulfill any of their respective covenants or agreements set forth in this Agreement; and

     (3) Any material failure by Sellers and/or Guarantor to pay or perform when due any Excluded Liability or any other of their respective liabilities or obligations arising out of or related to the Company which have not expressly been assumed by Buyer hereunder;

provided, however, that neither Sellers nor Guarantor will not be responsible for any such Loss or Expense until the cumulative aggregate amount of such Loss or Expense exceeds US$25,000, in which case such cumulative aggregate Loss and/or Expense shall be deemed material and Sellers and Guarantor shall then be liable, jointly and severally, for all such Loss or Expense in excess of US$25,000 and that Buyer shall look solely to Guarantor for any liability of Nelida Barros Reyes in excess of the consideration paid to her pursuant to
Section 1.5 hereof (which consideration shall be deemed to include the termination of her Put Agreement).


     9.3. INDEMNIFICATION OF SELLERS. Buyer (and Parent, solely as to 9.3(4) below agrees that it shall indemnify and hold Sellers harmless from and against any and all Loss and Expense suffered by Sellers by reason of:

     (1) Any material breach of representation or warranty made by Buyer pursuant to this Agreement;

     (2) Any material failure by Buyer to perform or fulfill any of its covenants or agreements set forth in this Agreement; and

     (3) Any failure by Buyer to pay or discharge on or after the Closing Date any liabilities or obligations expressly assumed by Buyer hereunder, or any obligations of Buyer under Section 1.5.

     (4) Parent shall indemnify and hold Sellers harmless in the event that it fails to issue the shares of Common Stock of Parent, as a portion of the Purchase Price hereunder, if, and only if, Buyer is obligated hereunder for that portion of the Purchase Price to be paid to Sellers, and there are no disputes remaining unresolved between Buyer and Seller wit respect to that issue. This shall be the only Indemnification provided by Parent hereunder in connection with this transactions contemplated by this Agreement

     9.4. NOTICE OF CLAIMS. If Sellers, Buyer or Parent believe that it has suffered or incurred any Loss or Expense (the "Indemnified Party"), it shall notify the other party or parties, including in the case of any Loss or Expense suffered by Buyer or Parent (the "Indemnifying Party") promptly in writing describing such Loss or Expense, the amount thereof if known, and the method of computation of such Loss or Expense, with all reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such Loss or Expense shall have occurred. The amount of the Loss or Expense set forth in the notice shall not be a limitation on any claim for the actual amount of such Loss or Expense.

     If the Indemnifying Party does not object in writing to an indemnification notice claim within 45 days after receiving notice, the Indemnified Party shall be entitled to recover promptly from the Indemnifying Party the amount of such claim, but such recovery shall not be deemed to limit the amount of any additional indemnification to which the Indemnified Party may be entitled pursuant to this Article 9. If the Indemnifying Party asserts that it has an indemnification obligation in a lesser amount than claimed, the Indemnified Party shall nevertheless be entitled to recover promptly from the Indemnifying Party the lesser amount, without prejudice to the Indemnified Party's claim for the difference.

     9.5. DEFENSE OF THIRD PARTY CLAIMS. If any action at law or in equity is instituted by a third party (a "Claim") with respect to which any of the parties intends to claim a Loss or Expense under this Article 9, such party shall promptly notify the Indemnifying Party of such Claim. The Indemnifying Party shall have the right to conduct and control any Claim through counsel of its own choosing, but the Indemnified Party, may, at its election, participate in the defense of any such Claim at its sole cost and expense. If the Indemnifying Party does not notify the Indemnified Party within ten (10) days after receipt of the notice specified in this Section 9.5 that it is defending any such Claim, then the Indemnified Party may defend such Claim and settle such Claim, through counsel of its own choosing, and recover from the Indemnifying Party the amount of such settlement or of any judgment and the costs and expenses of such defense, including, but not limited to, reasonable attorneys' fees and disbursements.

     Notwithstanding the foregoing, the failure by a party to abide by these terms and conditions shall not effect the other party's obligations to indemnify such party against Loss and Expense under this Article 9.

     9.6. SETTLEMENTS. No settlement made by an Indemnifying Party shall be binding on the Indemnified Party unless the proposed settlement has been approved in writing in advance by the Indemnified Party. The Indemnifying Party will give the Indemnified Party at least fifteen (15) days' notice of any proposed settlement or compromise of any Claim it is defending. If the Indemnified Party unreasonably rejects the proposed settlement or compromise, it shall be obligated to assume the defense of and full and complete liability and responsibility for such Claim.

     9.7. DETERMINATION OF RESPONSIBILITY FOR LOSS OR EXPENSE FOR ENVIRONMENTAL CLAIMS. Notwithstanding the provisions of Section 9.2 and 9.3, Buyer and Sellers have agreed to allocate responsibility for environmental matters as follows:

     (1) Sellers and Guarantor are jointly and severally responsible for Loss or Expense for environmental claims arising out of circumstances, actions, omissions or events occurring or existing prior to the Closing Date; and

     (2) Buyer is responsible for Loss or Expense for environmental claims arising solely out of circumstances, actions, omissions or events that have occurred and transpired after the Closing Date.

     9.8. SELLERS' KNOWLEDGE. Notwithstanding anything to the contrary contained herein, any information that is communicated to Sellers by Buyer in writing on or before the Closing Date becomes Sellers' knowledge as used herein.

     9.9. BUYER'S KNOWLEDGE. Notwithstanding anything to the contrary contained herein, any information that is communicated to Buyer by Sellers in writing on or before the Closing Date in this Agreement and/or in a Schedule or other attachment hereto becomes Buyer's knowledge as used herein.


10.  MISCELLANEOUS PROVISIONS.


     10.1. TERMINATION. This Agreement may be terminated by Sellers or Buyer at any time prior to the Closing Date (a) by mutual consent of Sellers and Buyer, as the case may be; or (b) by Sellers if any of the conditions in Section 7 have not been met by the time required and have not been waived; or (c) by Buyer if any of the conditions in Section 8 have not been met by the time required and have not been waived; or (d) upon notice to the other party if, without fault on the part of the notifying party, the Closing has not taken place by November 17, 2003. In the event of any termination pursuant to this Section 10.1, each party shall deliver to the other upon request all documents, work papers and other materials furnished by the other relating to the transaction contemplated hereby, or shall destroy all such materials. A termination pursuant to this
Section 10.1 shall not relieve either party of liability it would otherwise have for a breach of this Agreement.

     10.2. RISK OF LOSS. Material risk of loss or damage to the Assets to be transferred hereunder by fire or other casualty prior to the Closing Date shall be borne by Seller, and on and after the Closing date shall be borne by Buyer.

     10.3. NO SHOPPING. From the date of this Agreement until the Closing Date or the earlier termination of this Agreement, Sellers shall not, and Sellers shall direct and use their best efforts to cause their Affiliates, employees, agents and representatives (including any investment banker, attorney or accountant, agent or other party retained by Seller or on Seller's behalf) not to, initiate, solicit, respond to or knowingly encourage, directly or indirectly, any inquiries in respect of or the making of, an Acquisition Offer (as defined below) or engage in any negotiations concerning or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Offer, or otherwise knowingly facilitate any effort or attempt to make or implement an Acquisition Offer. The term "Acquisition Offer" means any offer or proposal for the direct or indirect disposition of the Company or the Assets (other than in the ordinary course of business) to any person other than Buyer or for the sale or exchange of any stock or derivative security thereof of the Company with or to any third party, or the merger or amalgamation of the Company unless the acquirer expressly and in writing acknowledges and confirms the existence of all of the obligations of Sellers under this Agreement and undertakes and assumes in writing the performance of such obligations. In the event of any breach of this provision, Buyer will be entitled to pursue all available remedies, including an action for specific performance and other equitable remedies.

     10.4. ACCESS TO RECORDS. For the period beginning on the Closing Date and ending when all of Sellers' tax years through 2002 are closed by the Argentine Tax Authority, Buyer will retain, and make available to Sellers at Sellers' reasonably request, all files and records related to the Company prior to the Closing Date. No such records shall be destroyed by Buyer for a period of ten
(10) years after that time without Buyer's first offering them to Sellers. Buyer shall permit Sellers' representatives full access to and use of the records of the Company as may be deemed appropriate by such representatives for the purpose of preparing the Financial Statement adjustments. Sellers shall notify Buyer when all Sellers' tax years through 2002 are closed by the Argentine Tax Authority. Buyer shall cooperate with Sellers in connection with the reporting or filing of any form, report, return or other documents related to periods of time for which Sellers may be responsible under this Agreement.

     10.5. TAX RETURNS. Sellers shall remain solely responsible to file or cause to be filed all Argentine federal, state and local tax returns required to be filed by or on behalf of the Company prior to Closing Date, and to pay all taxes due for the periods covered by such returns, except such accrued and unpaid taxes not yet due for which appropriate accruals have been made in the Closing Date Financial Statements. Buyer shall be entitled to any refund of taxes attributable to such returns and periods. Buyer shall remain solely responsible to file or cause to be filed all Argentine federal, state and local tax returns required to be filed by or on behalf of Buyer covering any period of time that begins on the date after the Closing Date, and to pay all taxes due for the periods covered by such returns. [For U.S. and Argentine federal consolidated return purposes, the income or loss of the Business shall be allocated to Sellers for the period up to and including the Closing Date, and to Buyer for the period after the Closing Date, by closing the books of the Business as of the close of business on the Closing Date.] Sellers shall not effect any extraordinary transactions that would cause an adverse tax consequence for (i) Buyer at any time, or (ii) the Company for any period prior to the end date of the tax year in which the Closing Date occurs without the prior written approval of Buyer.

     10.6. FURTHER ASSURANCES AND CONSENTS. From time to time after the Closing Date, without further consideration (a) Sellers and Buyer will execute and deliver, or cause to be executed and delivered, such documents as the other may reasonable request in order to (i) effect the transaction contemplated herein and to effectively vest in Buyer good title to the Assets and the Shares (ii)to vest in Sellers, the pledge over the Shares for the duration of the Put Agreement and (iii) to terminate the Pledge Agreement (and all documents in furtherance thereof) upon the fulfillment of Buyer's obligations under the Put Agreement, and (b) Sellers agree to use reasonable efforts to cooperate with

Buyer to obtain any necessary third party consents or approvals to the assignment or transfer to Buyer of any contracts, leases, licenses and permits included in the Assets; provided, however, that Seller shall not be required to make any payments or incur any obligations to any third parties in connection with the obtaining of any such consents or approvals.

     10.7. WAIVER OF COMPLIANCE. Any failure of any of the parties to comply with any obligation, representation, warranty, covenant, agreement or condition herein may be waived by the other party only by a written instrument signed by the party granting the waiver. Any such waiver or failure to insist upon strict compliance with a term of this Agreement shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply.

     10.8. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (a) when received or three (3) business days after the first attempted delivery by a recognized international overnight air courier service requiring a receipt against delivery or US Postal Service Express Mail, return receipt requested, all fees or postage prepaid, whichever shall first occur, or (b) when received if given in person against a receipt for delivery, addressed as follows:



If to any one or more Sellers and/or the Guarantor, in the name or name(s) of such Seller(s) and/or Guarantor( and the sole notice address for all such Sellers and Guarantor shall be:


                     c/o Raul Granillo Ocampo
                     Av. Callao 1685, 3(degree)
                     City of Buenos Aires  (1024)
                     Argentina


       With a copy to:


                     Raul Granillo Ocampo, Jr., Esq.
                     Maipu 1300, 10th floor
                     Buenos Aires City (C1006ACT)
                     Argentina





If to Buyer, to:     KFBA ACQUISITION CORP.
                     Att: Joel A. Shapiro, Chairman
                     65 Shrewsbury Road
                     Livingston , New Jersey 07039
                     United States of America





       With copies  to:    Carlos Huberman, Esq.
                           Huberman & Huberman, Abogados
                           Av. Corrientes 457, 9(Degree)
                           City of  Buenos Aires (1043)
                           Argentina


                                            -and-


                           Richard H. Rosenblum, Esq.
                           Kaufmann, Feiner, Yamin, Gildin & Robbins LLP. 777 Third Avenue - 24th Floor
                           New York, New York 10017
                           United States of America

If to Parent, to:    KNIGHTSBRIDGE FINE WINES, INC.

                           Att:  Joel A. Shapiro, Chairman
                           65 Shrewsbury Road
                           Livingston, New Jersey 07039
                           United States of America





       With copy to:       Richard H. Rosenblum, Esq.
                           Kaufmann, Feiner, Yamin, Gildin & Robbins LLP
                           777 Third Avenue - 24th Floor
                           New York, New York 10017
                           United States of America


or to such other person or entity as a party hereto may designate by like notice. Any such notice of change of address shall not be effective until actually received by the noticed party. Additionally, notice may be given to a party by facsimile transmission, but shall not be deemed to be given and/or effective notice in any manner whatsoever unless and until the noticed party, in its sole and absolute discretion, acknowledges receipt of such notice by return facsimile transmission.

     10.9. GOVERNING LAWS; FORUMS. This Agreement shall, except as to matters relating to the Parent, be governed by, construed and enforced in accordance with laws of the Republic of Argentina, without reference to its choice of law principles or the laws of any other State or country. The Buyer, Sellers, the Company and Guarantor (but not the Parent) each agree that any action or proceeding commenced hereunder shall only be commenced and maintained in the courts of the City of Buenos Aires, Argentina. The Buyer, Sellers, the Company and Guarantor (but not the Parent) each agree to the manner of service of process as shall be ordered by any such court, including service in the manner for notices provided for in Section 10.9 hereof and further agree that no claim of inconvenient forum or other objection shall be made to any such forum and/or jurisdiction. Notwithstanding the foregoing, this Agreement shall, with respect to all matters relating to the Parent of any nature (including counter-claims) shall be governed by, construed and enforced (as it refers to the Parent) in accordance with the laws of the State of Nevada, without reference to its choice or conflict of law principles or the laws of any other state or country. The Buyer, Parent, Sellers, Guarantor and the Company each agree that any action or proceeding commenced hereunder against the Parent, other than if the Parent becomes a party thereto solely by the actions of Buyer in making the Parent a party to any such action or proceeding, (including any counter-claim that may be asserted in any other action) shall only be commenced in and maintained in the Federal District Court for the District of New Jersey or in a New Jersey State Court having appropriate jurisdiction over the type of proceeding and the location of Parent's New Jersey offices. The Buyer, Parent, the Company, Sellers and Guarantors each agree to the manner of service of process of process as shall be ordered by any such court, including service solely delivery of any such service solely by an internationally recognized express delivery service (e.g. FEDEX) and further agree that no claim of inconvenient forum or other objection shall be made to any such forum and/or jurisdiction. Sellers, Guarantor, the Company and Buyer, specifically represent and confirm that Parent would not have become a party to this Agreement if it would be subjected to any suit, claim, counter-claim, action or proceeding of any nature other than as hereinabove provided in the United States of America.

     10.10. NO THIRD PARTY RIGHTS. Nothing in this Agreement shall be deemed to create any right on the part of any person or entity not a party to this Agreement.

     10.11. NO INFERENCE FROM DRAFTING. Each of the Buyer, Parent Sellers and Guarantor represents to the other that they have had this document reviewed by counsel experienced in such agreements and that there shall be no inference drawn or made from the fact that this Agreement was drafted in whole or in part by the counsel for one of the parties hereto. This Agreement and the agreements attached as Annex to this purchase agreement, for all purposes, shall be deemed to have been drafted by all counsel to all parties to this Agreement.

     10.12. ASSIGNMENT. This Agreement and all of its terms shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. This Agreement shall not be assigned by either party.

     10.13. ENTIRE AGREEMENT; AMENDMENTS. This Agreement, including the Exhibits and Schedules hereto, embodies the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior agreements and understandings between the parties. This Agreement may not be amended except in writing and by a document signed by all of the parties hereto.


                            [SIGNATURE PAGES FOLLOW]





IN WITNESS WHEREOF, Sellers and Guarantor have each individually signed this Agreement, and Buyer and Parent have caused this Agreement to be signed by their duly authorized officers, all as of the date and year first above written.





                RAUL GRANILLO OCAMPO                                           NELIDA BARROS REYES


-----------------------------------------------------           ---------------------------------------------------
   Raul Granillo Ocampo, Individually, as both a                  Nelida Barros Reyes, Individually, as a Seller
              Seller and as Guarantor






KFWBA ACQUISITION CORP., AS BUYER                                FOR ONLY THOSE SPECIFIC PROVISIONS APPLICABLE TO
                                                                            PARENT IN THIS AGREEMENT:

                                                                    KNIGHTSBRIDGE FINE WINES, INC., AS PARENT


-----------------------------------------------------           ---------------------------------------------------
                  By: Raul Marozof                                               By: Raul Marozof
              Title: Attorney-in-fact                                        Title: Attorney-in-fact



EXHIBIT A
---------



                              PUT OPTIONS AGREEMENT

         This put options agreement (the "Agreement") dated as of November 5th, 2003, is entered into by and between KFWBA Acquisition Corp., a corporation formed under the laws of the State of Nevada (the "Grantor") and Nelida Barros Reyes (the "Option Holder").

                                    RECITALS

         A. Option Holder is the owner of an aggregate of fifty thousand (50,000) shares of common stock par value $.001 of Knightsbridge Fine Wines, Inc. (the "Shares"), copies of which are attached hereto in Annex A.

         B. The Grantor is a wholly owned subsidiary Knightsbridge Fine Wines, Inc., a Nevada corporation (the "Company").

         C. The Grantor desires to grant Option Holder the option to sell the Shares to the Grantor, pursuant to the terms of the ten (10) put options granted under this Agreement.

         D. To guarantee the Grantor's obligations under this Agreement the Grantor has agreed to grant in favor of the Option Holder a pledge over the Grantor's and Raul Marozof's shares in Bodegas and Vinedos Anguinan S.A.

         Now therefore, in consideration of the premise and the mutual promises and covenants contained herein and subject specifically to the conditions hereof, and intending to be legally bound thereby, the parties agree as follows:

         1. GRANT OF PUT OPTIONS. Subject to the terms and conditions set forth in the ten (10) put options granted by the Grantor to the Option Holder (each a "Put Option" and together the "Put Options") and which are described in the Put Options schedule attached hereto as Annex 1 (the "Put Options Schedule"), the Option Holder, through the exercise of one or more of the Put Options described in the Put Options Schedule, shall have the right and option to sell to the Grantor and the Grantor, upon exercise of such rights and options by the Option Holder, shall purchase from the Option Holder all of the Shares covered by each Put Option, for the amount set forth in the Put Options Schedule. It is specifically provided that if a Put Option is not exercised by the Option Holder during its exercise term, or if it is partially exercised, it will not extinguish the remaining Put Options which the Option Holder may exercise at its sole option at the specified dates provided in the Put Options Schedule. Notwithstanding the foregoing, Put Option #10, which covers an amount of 7,000 Shares of the Company shall be void and of no further force and effect, whether matured or otherwise, in the event that the Employment Agreement by and between the Grantor and Raul Granillo Ocampo, dated of even date herewith (hereinafter called the "Employment Agreement") is: (a) prior to November 30, 2005, terminated for cause by Grantor under the terms of the Employment Agreement, or
(b) Raul Granillo Ocampo voluntarily terminates his employment with the Grantor prior to November 30, 2005. In either one of those cases the Option Holder will also deliver to the Grantor and loose all rights to the 7,000 Shares covered by such Put Option #10.

         2. PURCHASE PRICE. The purchase price of the Shares covered by the Put Options shall be $2.50 per share. The total price for the Shares covered by each Put Option is specified in the Put Options Schedule.

         3. TERM OF PUT OPTIONS EXERCISE. The irrevocable Put Options shall be exercisable at the option of the Option Holder during the three months period established for each Put Option in the Put Options Schedule.

         4. VESTING. Subject to the restrictions and conditions set forth in this Put Options Agreement and in the Put Options Schedule, the Put Options shall vest immediately and become exercisable commencing on the dates set forth in the Put Options Schedule.

         5. PAYMENT. The purchase price of the Shares covered by each of the ten
(10) Put Options shall be paid to the Option Holder in full, and in United States Dollars, on Closing (as defined in Section 7) of such Put Option by certified check, money order or wire transfer, at the option of the Option Holder.

         6. CHANGES IN CAPITAL STRUCTURE. If a Put Option is exercised subsequent to any stock dividend or stock split-up occurring after the date hereof or if a merger, consolidation, combination or exchange of shares of the Company occurs, as a result of which the Shares are changed into the same or a different number of shares of the same or another class or classes of stock of the Company or exchanged for shares of another company, this Agreement and the Put Options Schedule shall be adjusted so as to account for such a change. If any of the above mentioned events occurs and because of that the Option Holder receives additional shares or new or other shares are received in exchange for the Shares, the parties agree that this Agreement and the Put Options Schedule shall be deemed tacitly and automatically modified so that the number of Put Options remaining, the "Put Option Exercise Period" and the "Total Price for each Put Option" specified in the Put Options Schedule remains the same while the "Number of Shares Covered", the "Price Per Share" and the type of shares covered by the remaining Put Options is appropriately adjusted so as to account for those additional shares or new shares received in exchange for the Shares.

         7. METHOD OF EXERCISING EACH PUT OPTION. The Option Holder shall exercise any of the up to ten (10) Put Options by delivering to the Grantor, at the address stated in Section 8, a written notice in the form attached hereto as Annex 7 (the "Exercise Notice"). Such Exercise Notice shall state the election to exercise a Put Option and the number of Shares in respect of which it is being exercised and shall be signed by the Option Holder. The closing of a Put Option (the "Closing") shall take place on the fifteenth business day as from the delivery of the Exercise Notice to the Grantor in the manner set forth in
Section 8 and at the  address  informed  by the  Option  Holder in the  Exercise

Notice, which shall be located within the City of Buenos Aires, Argentina. On the Closing the Grantor will pay the Option Holder the corresponding purchase price for the Shares covered by such Put Option (which is specified in the Put Options Schedule) and the Option Holder shall deliver to the Grantor the certificates representing such number of Shares of the Company as are then being sold to the Grantor pursuant to such Put Option, which certificates shall be duly endorsed or accompanied by duly exercised stock powers transferring such Shares to the Grantor. It is specifically provided that compliance with the securities laws or state laws may not be alleged by the Grantor as a defense for not performing its payment obligations in accordance with the specific terms of the Put Options and this Agreement. Except for a failure by the Option Holder hereunder to comply with the terms of this Section 7, if the Grantor cannot perform according to the specific terms of the Put Options for any reason whatsoever including because of securities laws or state regulations restrictions or special procedures, it will be considered an event of default of the Put Options and will have the effects provided under Section 9 of this Agreement.

         8. NOTICES. All notices and other communications under this agreement shall be in writing and shall be deemed to have been given (a) when received or three (3) business days after the first attempted delivery by a recognized international overnight air courier service requiring a receipt against delivery (e.g. FEDEX or UPS) or US Postal Service Express Mail, return receipt requested, all fees or postage prepaid, whichever shall first occur, or (b) when received if given in person against a receipt for delivery, addressed as follows:

If to Option Holder, to:

Nelida Barros Reyes and Raul Granillo Ocampo
Av. Callao 1685, 3(degree)
City of Buenos Aires (1024)
Argentina

with a copy (which shall alone not constitute notice) to:

Raul Granillo Ocampo (h)
Maipu 1300, 10th floor
Buenos Aires City, (C1006ACT)
Argentina

If to the Grantor to:

KFWBA Acquisition Corp.
Att: Joel A. Shapiro, Chairman
65 Shrewsbury Rd
Livingston, NJ 07039
with a copy (which shall alone not constitute notice) to:

Richard H. Rosenblum, Esq.
Kaufmann, Feiner, Yamin, Gildin and Robbins LLP
777 Third Avenue
New York, NY 10017

         Any notice of change of address shall not be effective until actually received by the noticed party. Additionally, notice may be given to a party by facsimile transmission, but shall not be deemed to be given and/or effective notice in any manner whatsoever unless and until the noticed party, in its sole and absolute discretion, acknowledges receipt of such notice by return facsimile transmission.

         9. DEFAULT - CURE PERIOD - ACCELERATION. If the Closing does not take place on the fifteenth business day as from the delivery of the Exercise Notice as provided under Section 7 of this Agreement, the Grantor shall have thirty
(30) consecutive days to cure such a default as from the date it is notified. The Option Holder shall also become entitled to a penalty interest of 9% per year from the date of default until the date of effective payment of such Put Option. The failure by the Grantor to cancel the purchase price of the Shares covered by any one of the Put Options upon the end of the 30 consecutive days cure period will automatically and without any further notice or action by Option Holder, make the remaining Put Options immediately exercisable by the Option Holder and each and everyone of the Put Options will be considered exercised by the Option Holder without any other notice or action being required from the Option Holder. The Grantor shall become fully liable for the aggregate purchase amount of all of the Shares covered by the remaining Put Options and the Option Holder may foreclose on the pledge of shares of Bodegas y Vinedos Anguinan S.A. for that total aggregate amount, as provided in the Pledge Agreement (as defined in Section 11 of this Agreement).

         10. OTHER EVENTS OF ACCELERATION. Each and everyone of the Put Options will automatically and immediately become exercisable by the Option Holder and each and everyone of the Put Options will be considered exercised by the Option Holder without any other notice or action being required from the Option Holder if: (i) the Grantor or the Company files for reorganization proceeding, or bankruptcy proceedings or if the same is filed by third parties, unless stayed by the court having jurisdiction within 45 days of any such third party (parties) filing, or if an arrangement prior to the adjudication of bankruptcy is entered into; (ii) a court orders the restriction to dispose of the Grantor's or the Company's assets or the intervention of the Grantor or the Company, or an attachment or other injunction on their assets; (iii) in case of discontinuance or change of business of the Grantor or the Company, or if the Grantor totally or partly transfer their Going Concern or (iv) upon dissolution, liquidation, spin-off, or if a trustee-administrator or receiver is appointed or the legal standing of the Grantor or the Company is canceled. The occurrence of any of these events, will automatically and without any further notice or action by Option Holder, make the remaining Put Options immediately exercisable by the Option Holder and each and everyone of the Put Options will be considered exercised by the Option Holder without any other notice or action being required from the Option Holder. The Grantor shall become fully liable for the aggregate purchase amount of all of the Shares covered by the remaining Put Options and the Option Holder may foreclose on the pledge of shares of Bodegas y Vinedos Anguinan S.A. for that total aggregate amount, as provided in the Pledge Agreement (as defined in Section 11 of this Agreement).

         11. GUARANTEE; PLEDGE AGREEMENT. In guarantee of Grantor's obligations under this Agreement, the Grantor hereby grants in favor of Option Holder a pledge over the Grantor's and Raul Marozof's shares in Bodegas y Vinedos Anguinan S.A. as provided under terms of the pledge agreement which is attached hereto as Annex 11 (the "Pledge Agreement").

         12. GOVERNING LAW; FORUM. This Agreement shall be governed by, construed and enforced in accordance with the laws of the Republic of Argentina, without reference to its choice or conflict of law principles or the laws of any other state or country. The Option Holder, the Grantor and the Company each agree that any action or proceeding commenced hereunder shall only be commenced in and maintained in the commercial courts of the City of Buenos Aires,
Argentina and further agree that no claim of inconvenient forum or other objection shall be made to any such forum and/or jurisdiction. For purposes of any litigation resulting exclusively from this agreement and referring exclusively to Grantor and Option Holder, the parties establish special domicile in:

Option Holder
Nelida Barros Reyes
Av. Callao 1685, 3(degree)
City of Buenos Aires (1024)
Argentina

Grantor
Carlos Huberman
Corrientes 457, 9(degree)
City of Buenos Aires (1043)
Argentina

These domiciles may be changed for others within the City of Buenos Aires by a notice to the other party as specified in Section 8 of this Agreement.

         13. VALIDITY OF THIS AGREEMENT. If any provision of this Put Options Agreement were to be declared void, it will not affect the validity of the remaining provisions.

         14. DISCLAIMER. The Grantor will NOT advise Option Holder as to the tax consequences resulting from the execution of the designated options. It is solely the responsibility of the Option Holder to consult with the Option Holder's tax and/or financial advisors regarding any financial or tax liabilities that may result due to the execution of the designated Options.


IN WITNESS WHEREOF, the parties have caused this Put Options Agreement to be duly executed as of the date set forth above.

                                                 KFWBA Acquisition Corp


                                                 -----------------------------
                                                 By: Raul Marozof
                                                 Title: Attorney in fact


                                                 Nelida Barros Reyes


                                                 -----------------------------
                                                 Individually


Knightsbride  Fine Wines,  Inc., a Nevada  Corporation,  (the "Company")  hereby acknowledges that our wholly owned subsidiary, KFWBA Acquisition Corp. (the "Grantor"), has entered into this Put Options Agreement. The Company hereby agrees to cause the Grantor to comply with its obligations under this Put Options Agreement. In addition, the Company hereby irrevocably and unconditionally guarantees to the Option Holder the prompt payment, when due, of all the Grantor's payment obligations under the Put Options Agreement subject to the terms and conditions of the Put Options Agreement.

This guaranty is one of payment and not of collection. The Company hereby waives notice of acceptance of this guaranty and notice of any obligation or liability to which it may apply, and waive presentment, protest, of any such obligation or liability, suit or taking of other action by Option Holder against the Grantor or others. This guaranty shall remain in effect notwithstanding any amendment or change in the terms of the Put Options Agreement, including in connection with the manner, place, terms or time of payment of the Put Options.

All notices and other communications under this guarantee shall be in writing and shall be deemed to have been given (a) when received or three (3) business days after the first attempted delivery by a recognized international overnight air courier service requiring a receipt against delivery (e.g. FEDEX or UPS) or US Postal Service Express Mail, return receipt requested, all fees or postage prepaid, whichever shall first occur, or (b) when received if given in person against a receipt for delivery, addressed as follows:

If to Option Holder, to:

Nelida Barros Reyes and Raul Granillo Ocampo
Av. Callao 1685, 3(degree)
City of Buenos Aires (1024)
Argentina

with a copy (which shall alone not constitute notice) to:

Raul Granillo Ocampo (h)
Maipu 1300, 10th floor
Buenos Aires City, (C1006ACT)
Argentina

If to the Company to:

Knightsbridge Fine Wines, Inc.
Att: Joel A. Shapiro, Chairman
65 Shrewsbury Rd
Livingston, NJ 07039

with a copy (which shall alone not constitute notice) to:

Richard H. Rosenblum, Esq.
Kaufmann, Feiner, Yamin, Gildin and Robbins LLP
777 Third Avenue
New York, NY 10017

Any notice of change of address shall not be effective until actually received by the noticed party. Additionally, notice may be given to a party by facsimile transmission, but shall not be deemed to be given and/or effective notice in any manner whatsoever unless and until the noticed party, in its sole and absolute discretion, acknowledges receipt of such notice by return facsimile transmission.

This guaranty and the obligations contained herein shall be governed by, construed and enforced in accordance with the laws of the State of New Jersey, without reference to its choice or conflict of law principles or the laws of any other state or country. Any action or proceeding commenced hereunder shall only be commenced in and maintained in the federal District Court for the District of New Jersey or in a New Jersey State court having appropriate jurisdiction over the type of proceeding and the location of the Company's New jersey offices. The Company agrees to the manner of service of process as shall be ordered by any such court, including service by delivery by an internationally recognized express delivery service (e.g. FEDEX or UPS). No claim of inconvenient forum or other objection may be made to any such forum and/or jurisdiction. It is specifically provided that the Company would not have granted this guaranty if it would be subject to any suit, claim, counter-claim, action or proceeding of any nature other than as hereinabove provided in the United States of America.


                                               KNIGHTSBRIDGE FINE WINES, INC.


                                               -----------------------------
                                               By: Raul Marozof
                                               Title: Attorney in fact



                                     ANNEX 1
                                     -------
                           PUT OPTIONS SCHEDULE TO THE
                              PUT OPTIONS AGREEMENT
                            DATED NOVEMBER 5TH, 2003
                                 BY AND BETWEEN
                           KFWBA ACQUISITION CORP AND
                               NELIDA BARROS REYES

The Grantor grants to the Option Holder the following ten (10) Put Options which the Option Holder may exercise as set forth below:

------------------------- -------------------------- ---------------------- --------------------- --------------------------

 PUT OPTION #               PUT OPTION                NUMBER OF             PRICE PER             TOTAL PRICE OF
                          EXERCISE PERIOD              SHARES                  SHARE              EACH PUT OPTION
                                                       COVERED
------------------------- -------------------------- ---------------------- --------------------- --------------------------

       1                   From April 30,               2,000                US$ 2.50             US$ 5,000
                          2004 until July
                              31, 2004
------------------------- -------------------------- ---------------------- --------------------- --------------------------

       2                    From May 31,                3,000                US$ 2.50             US$ 7,500
                             2004 until
                          August 31, 2004
------------------------- -------------------------- ---------------------- --------------------- --------------------------

       3                   From November                4,000                US$ 2.50             US$ 10,000
                           30, 2004 until
                            February 28,
                                2005
------------------------- -------------------------- ---------------------- --------------------- --------------------------

       4                   From November                4,000                US$ 2.50             US$ 10,000
                           30, 2004 until
                            February 28,
                                2005
------------------------- -------------------------- ---------------------- --------------------- --------------------------

       5                    From May 31,                5,000                US$ 2.50             US$ 12,500
                             2005 until
                          August 31, 2005
------------------------- -------------------------- ---------------------- --------------------- --------------------------

       6                   From November                5,000                US$ 2.50             US$ 12,500
                           30, 2005 until
                            February 28,
                                2006
------------------------- -------------------------- ---------------------- --------------------- --------------------------

       7                    From May 31,                6,000                US$ 2.50             US$ 15,000
                             2006 until
                          August 31, 2006
------------------------- -------------------------- ---------------------- --------------------- --------------------------


                                       9

------------------------- -------------------------- ---------------------- --------------------- --------------------------

       8                   From November                7,000                US$ 2.50             US$ 17,500
                           30, 2006 until
                            February 28,
                                2007
------------------------- -------------------------- ---------------------- --------------------- --------------------------

       9                    From May 31,                7,000                US$ 2.50             US$ 17,500
                             2007 until
                          August 31, 2007
------------------------- -------------------------- ---------------------- --------------------- --------------------------

     10(1)                 From November                7,000                US$ 2.50             US$ 17,500
                           30, 2007 until
                            February 29,
                                2008
------------------------- -------------------------- ---------------------- --------------------- --------------------------

(1) Put Option #10, which covers an amount of 7,000 Shares of the Company shall be void and of no further force and effect, whether matured or otherwise, in the event that the Employment Agreement by and between the Grantor and Raul Granillo Ocampo, dated of even date herewith is: (a) prior to November 30, 2005, terminated for cause by Grantor as provided under the terms of the Employment Agreement, or (b) Raul Granillo Ocampo voluntarily terminates his employment with the Grantor prior to November 30, 2005. In either one of those cases the Option Holder will also deliver to the Grantor and loose all rights to the 7,000 Shares covered by such Put Option.

ANNEX 7
-------
                          TO THE PUT OPTIONS AGREEMENT
                            DATED NOVEMBER 5TH, 2003
                                 BY AND BETWEEN
                           KFWBA ACQUISITION CORP AND
                               NELIDA BARROS REYES

                                 EXERCISE NOTICE
                                 ---------------

                                                                   [INSERT DATE]

KFWBA Acquisition Corp.
Attn: Joel Shapiro, Chairman
65 Shrewsbury Rd
Livingston, NJ 07039

With copy to:
Richard H. Rosenblum, Esq.
Kaufmann, Feiner, Yamin, Gildin and Robbins LLP
777 Third Avenue
New York, NY 10017

This is to inform you that as provided by the Put Options Agreement dated November 5th, 2003 by and between KFWBA Acquisition Corp and Nelida Barros Reyes (the "Agreement") I am exercising one of the Put Options granted to me under that Agreement. Capitalized terms in this letter shall have the meaning ascribed to them in the Agreement.

As provided in the Put Options Schedule, I hereby exercise Put Option # ___ which covers a total of __________ Shares of the Company. The purchase price of US$ ______________ corresponding to those Shares, must be fully cancelled by the Grantor on the Closing which, as provided under Section 7 of the Agreement, must take place on the fifteenth business day as from delivery of this Exercise
Notice and at the following address ________________________, Buenos Aires, Argentina.

                                                  OPTION HOLDER


                                                  -------------------
                                                  Nelida Barros Reyes

EXHIBIT B
---------

                              PUT OPTIONS AGREEMENT

         This put options agreement (the "Agreement") dated as of November 5th, 2003, is entered into by and between KFWBA Acquisition Corp., a corporation formed under the laws of the State of Nevada (the "Grantor") and Raul Granillo Ocampo (the "Option Holder").

                                    RECITALS

         A. Option Holder is the owner of an aggregate of nine hundred fifty thousand (950,000) shares of common stock par value $.001 of Knightsbridge Fine Wines, Inc. (the "Shares"), copies of which are attached hereto in Annex A.

         B. The Grantor is a wholly owned subsidiary Knightsbridge Fine Wines, Inc., a Nevada corporation (the "Company").

         C. The Grantor desires to grant Option Holder the option to sell the Shares to the Grantor, pursuant to the terms of the ten (10) put options granted under this Agreement.

         D. To guarantee the Grantor's obligations under this Agreement the Grantor has agreed to grant in favor of the Option Holder a pledge over the Grantor's and Raul Marozof's shares in Bodegas and Vinedos Anguinan S.A.

         Now therefore, in consideration of the premise and the mutual promises and covenants contained herein and subject specifically to the conditions hereof, and intending to be legally bound thereby, the parties agree as follows:

         10. GRANT OF PUT OPTIONS. Subject to the terms and conditions set forth in the ten (10) put options granted by the Grantor to the Option Holder (each a "Put Option" and together the "Put Options") and which are described in the Put Options schedule attached hereto as Annex 1 (the "Put Options Schedule"), the Option Holder, through the exercise of one or more of the Put Options described in the Put Options Schedule, shall have the right and option to sell to the Grantor and the Grantor, upon exercise of such rights and options by the Option Holder, shall purchase from the Option Holder all of the Shares covered by each Put Option, for the amount set forth in the Put Options Schedule. It is specifically provided that if a Put Option is not exercised by the Option Holder during its exercise term, or if it is partially exercised, it will not extinguish the remaining Put Options which the Option Holder may exercise at its sole option at the specified dates provided in the Put Options Schedule. Notwithstanding the foregoing, Put Option #10, which covers an amount of 133,000 Shares of the Company shall be void and of no further force and effect, whether matured or otherwise, in the event that the Employment Agreement by and between the Grantor and Raul Granillo Ocampo, dated of even date herewith (hereinafter called the "Employment Agreement") is: (a) prior to November 30, 2005, terminated for cause by Grantor under the terms of the Employment Agreement, or
(b) Raul Granillo Ocampo voluntarily terminates his employment with the Grantor prior to November 30, 2005. In either one of those cases the Option Holder will also deliver to the Grantor and loose all rights to the 133,000 Shares covered by such Put Option #10.

         11. PURCHASE PRICE. The purchase price of the Shares covered by the Put Options shall be $2.50 per share. The total price for the Shares covered by each Put Option is specified in the Put Options Schedule.

         12. TERM OF PUT OPTIONS EXERCISE. The irrevocable Put Options shall be exercisable at the option of the Option Holder during the three months period established for each Put Option in the Put Options Schedule.

         13. VESTING. Subject to the restrictions and conditions set forth in this Put Options Agreement and in the Put Options Schedule, the Put Options shall vest immediately and become exercisable commencing on the dates set forth in the Put Options Schedule.

         14. PAYMENT. The purchase price of the Shares covered by each of the ten (10) Put Options shall be paid to the Option Holder in full, and in United States Dollars, on Closing (as defined in Section 7) of such Put Option by certified check, money order or wire transfer, at the option of the Option Holder.

         15. CHANGES IN CAPITAL STRUCTURE. If a Put Option is exercised subsequent to any stock dividend or stock split-up occurring after the date hereof or if a merger, consolidation, combination or exchange of shares of the Company occurs, as a result of which the Shares are changed into the same or a different number of shares of the same or another class or classes of stock of the Company or exchanged for shares of another company, this Agreement and the Put Options Schedule shall be adjusted so as to account for such a change. If any of the above mentioned events occurs and because of that the Option Holder receives additional shares or new or other shares are received in exchange for the Shares, the parties agree that this Agreement and the Put Options Schedule shall be deemed tacitly and automatically modified so that the number of Put Options remaining, the "Put Option Exercise Period" and the "Total Price for each Put Option" specified in the Put Options Schedule remains the same while the "Number of Shares Covered", the "Price Per Share" and the type of shares covered by the remaining Put Options is appropriately adjusted so as to account for those additional shares or new shares received in exchange for the Shares.

         16. METHOD OF EXERCISING EACH PUT OPTION. The Option Holder shall exercise any of the up to ten (10) Put Options by delivering to the Grantor, at the address stated in Section 8, a written notice in the form attached hereto as Annex 7 (the "Exercise Notice"). Such Exercise Notice shall state the election to exercise a Put Option and the number of Shares in respect of which it is being exercised and shall be signed by the Option Holder. The closing of a Put Option (the "Closing") shall take place on the fifteenth business day as from the delivery of the Exercise Notice to the Grantor in the manner set forth in
Section 8 and at the address informed by the Option Holder in the Exercise Notice, which shall be located within the City of Buenos Aires, Argentina. On the Closing the Grantor will pay the Option Holder the corresponding purchase price for the Shares covered by such Put Option (which is specified in the Put Options Schedule) and the Option Holder shall deliver to the Grantor the certificates representing such number of Shares of the Company as are then being sold to the Grantor pursuant to such Put Option, which certificates shall be duly endorsed or accompanied by duly exercised stock powers transferring such Shares to the Grantor. It is specifically provided that compliance with the securities laws or state laws may not be alleged by the Grantor as a defense for not performing its payment obligations in accordance with the specific terms of the Put Options and this Agreement. Except for a failure by the Option Holder hereunder to comply with the terms of this Section 7, if the Grantor cannot perform according to the specific terms of the Put Options for any reason whatsoever including because of securities laws or state regulations restrictions or special procedures, it will be considered an event of default of the Put Options and will have the effects provided under Section 9 of this Agreement.

         17. NOTICES. All notices and other communications under this agreement shall be in writing and shall be deemed to have been given (a) when received or three (3) business days after the first attempted delivery by a recognized international overnight air courier service requiring a receipt against delivery (e.g. FEDEX or UPS) or US Postal Service Express Mail, return receipt requested, all fees or postage prepaid, whichever shall first occur, or (b) when received if given in person against a receipt for delivery, addressed as follows:

If to Option Holder, to:

Raul Granillo Ocampo
Av. Callao 1685, 3(degree)
City of Buenos Aires (1024)
Argentina

with a copy (which shall alone not constitute notice) to:

Raul Granillo Ocampo (h)
Maipu 1300, 10th floor
City of Buenos Aires (C1006ACT)
Argentina

If to the Grantor to:

KFWBA Acquisition Corp.
Att: Joel A. Shapiro, Chairman
65 Shrewsbury Rd
Livingston, NJ 07039
with a copy (which shall alone not constitute notice) to:

Richard H. Rosenblum, Esq.
Kaufmann, Feiner, Yamin, Gildin and Robbins LLP
777 Third Avenue
New York, NY 10017

         Any notice of change of address shall not be effective until actually received by the noticed party. Additionally, notice may be given to a party by facsimile transmission, but shall not be deemed to be given and/or effective notice in any manner whatsoever unless and until the noticed party, in its sole and absolute discretion, acknowledges receipt of such notice by return facsimile transmission.

         18. DEFAULT - CURE PERIOD - ACCELERATION. If the Closing does not take place on the fifteenth business day as from the delivery of the Exercise Notice as provided under Section 7 of this Agreement, the Grantor shall have thirty
(30) consecutive days to cure such a default as from the date it is notified. The Option Holder shall also become entitled to a penalty interest of 9% per year from the date of default until the date of effective payment of such Put Option. The failure by the Grantor to cancel the purchase price of the Shares covered by any one of the Put Options upon the end of the 30 consecutive days cure period will automatically and without any further notice or action by Option Holder, make the remaining Put Options immediately exercisable by the Option Holder and each and everyone of the Put Options will be considered exercised by the Option Holder without any other notice or action being required from the Option Holder. The Grantor shall become fully liable for the aggregate purchase amount of all of the Shares covered by the remaining Put Options and the Option Holder may foreclose on the pledge of shares of Bodegas y Vinedos Anguinan S.A. for that total aggregate amount, as provided in the Pledge Agreement (as defined in Section 11 of this Agreement).

         10. OTHER EVENTS OF ACCELERATION. Each and everyone of the Put Options will automatically and immediately become exercisable by the Option Holder and each and everyone of the Put Options will be considered exercised by the Option Holder without any other notice or action being required from the Option Holder if: (i) the Grantor or the Company files for reorganization proceeding, or bankruptcy proceedings or if the same is filed by third parties, unless stayed by the court having jurisdiction within 45 days of any such third party (parties) filing, or if an arrangement prior to the adjudication of bankruptcy is entered into; (ii) a court orders the restriction to dispose of the Grantor's or the Company's assets or the intervention of the Grantor or the Company, or an attachment or other injunction on their assets; (iii) in case of discontinuance or change of business of the Grantor or the Company, or if the Grantor totally or partly transfer their Going Concern or (iv) upon dissolution, liquidation, spin-off, or if a trustee-administrator or receiver is appointed or the legal standing of the Grantor or the Company is canceled. The occurrence of any of these events, will automatically and without any further notice or action by Option Holder, make the remaining Put Options immediately exercisable by the

Option Holder and each and everyone of the Put Options will be considered exercised by the Option Holder without any other notice or action being required from the Option Holder. The Grantor shall become fully liable for the aggregate purchase amount of all of the Shares covered by the remaining Put Options and the Option Holder may foreclose on the pledge of shares of Bodegas y Vinedos Anguinan S.A. for that total aggregate amount, as provided in the Pledge Agreement (as defined in Section 11 of this Agreement).

         11. GUARANTEE; PLEDGE AGREEMENT. In guarantee of Grantor's obligations under this Agreement, the Grantor hereby grants in favor of Option Holder a pledge over the Grantor's and Raul Marozof's shares in Bodegas y Vinedos Anguinan S.A. as provided under terms of the pledge agreement which is attached hereto as Annex 11 (the "Pledge Agreement").

         12. GOVERNING LAW; FORUM. This Agreement shall be governed by, construed and enforced in accordance with the laws of the Republic of Argentina, without reference to its choice or conflict of law principles or the laws of any other state or country. The Option Holder, the Grantor and the Company each agree that any action or proceeding commenced hereunder shall only be commenced in and maintained in the commercial courts of the City of Buenos Aires,
Argentina and further agree that no claim of inconvenient forum or other objection shall be made to any such forum and/or jurisdiction. For purposes of any litigation resulting exclusively from this agreement and referring exclusively to Grantor and Option Holder, the parties establish special domicile in:

Option Holder
Raul Granillo Ocampo
Av. Callao 1685, 3(degree)
City of Buenos Aires (1024)
Argentina

Grantor
Carlos Huberman
Corrientes 457, 9(degree)
City of Buenos Aires (1043)
Argentina

These domiciles may be changed for others within the City of Buenos Aires by a notice to the other party as specified in Section 8 of this Agreement.

         13. VALIDITY OF THIS AGREEMENT. If any provision of this Put Options Agreement were to be declared void, it will not affect the validity of the remaining provisions.

         14. DISCLAIMER. The Grantor will NOT advise Option Holder as to the tax consequences resulting from the execution of the designated options. It is solely the responsibility of the Option Holder to consult with the Option Holder's tax and/or financial advisors regarding any financial or tax liabilities that may result due to the execution of the designated Options.


IN WITNESS WHEREOF, the parties have caused this Put Options Agreement to be duly executed as of the date set forth above.

                                                  KFWBA Acquisition Corp


                                                  -----------------------------
                                                  By: Raul Marozof
                                                  Title: Attorney in fact


                                                  Raul Granillo Ocampo


                                                  -----------------------------
                                                  Individually


Knightsbride  Fine Wines,  Inc., a Nevada  Corporation,  (the "Company")  hereby acknowledges that our wholly owned subsidiary, KFWBA Acquisition Corp. (the "Grantor"), has entered into this Put Options Agreement. The Company hereby agrees to cause the Grantor to comply with its obligations under this Put Options Agreement. In addition, the Company hereby irrevocably and unconditionally guarantees to the Option Holder the prompt payment, when due, of all the Grantor's payment obligations under the Put Options Agreement subject to the terms and conditions of the Put Options Agreement.

This guaranty is one of payment and not of collection. The Company hereby waives notice of acceptance of this guaranty and notice of any obligation or liability to which it may apply, and waive presentment, protest, of any such obligation or liability, suit or taking of other action by Option Holder against the Grantor or others. This guaranty shall remain in effect notwithstanding any amendment or change in the terms of the Put Options Agreement, including in connection with the manner, place, terms or time of payment of the Put Options.

All notices and other communications under this guarantee shall be in writing and shall be deemed to have been given (a) when received or three (3) business days after the first attempted delivery by a recognized international overnight air courier service requiring a receipt against delivery (e.g. FEDEX or UPS) or US Postal Service Express Mail, return receipt requested, all fees or postage prepaid, whichever shall first occur, or (b) when received if given in person against a receipt for delivery, addressed as follows:

If to Option Holder, to:

Raul Granillo Ocampo
Av. Callao 1685, 3(degree)
City of Buenos Aires (1024)
Argentina

with a copy (which shall alone not constitute notice) to:

Raul Granillo Ocampo (h)
Maipu 1300, 10th floor
Buenos Aires City, (C1006ACT)
Argentina

If to the Company to:

Knightsbridge Fine Wines, Inc.
Att: Joel A. Shapiro, Chairman
65 Shrewsbury Rd
Livingston, NJ 07039
with a copy (which shall alone not constitute notice) to:

Richard H. Rosenblum, Esq.
Kaufmann, Feiner, Yamin, Gildin and Robbins LLP
777 Third Avenue
New York, NY 10017

Any notice of change of address shall not be effective until actually received by the noticed party. Additionally, notice may be given to a party by facsimile transmission, but shall not be deemed to be given and/or effective notice in any manner whatsoever unless and until the noticed party, in its sole and absolute discretion, acknowledges receipt of such notice by return facsimile transmission.

This guaranty and the obligations contained herein shall be governed by, construed and enforced in accordance with the laws of the State of New Jersey, without reference to its choice or conflict of law principles or the laws of any other state or country. Any action or proceeding commenced hereunder shall only be commenced in and maintained in the federal District Court for the District of New Jersey or in a New Jersey State court having appropriate jurisdiction over the type of proceeding and the location of the Company's New jersey offices. The Company agrees to the manner of service of process as shall be ordered by any such court, including service by delivery by an internationally recognized express delivery service (e.g. FEDEX or UPS). No claim of inconvenient forum or other objection may be made to any such forum and/or jurisdiction. It is specifically provided that the Company would not have granted this guaranty if it would be subject to any suit, claim, counter-claim, action or proceeding of any nature other than as hereinabove provided in the United States of America.


                                              KNIGHTSBRIDGE FINE WINES, INC.


                                              -----------------------------
                                              By: Raul Marozof
                                              Title: Attorney in fact



                                     ANNEX 1
                                     -------
                           PUT OPTIONS SCHEDULE TO THE
                              PUT OPTIONS AGREEMENT
                            DATED NOVEMBER 5TH, 2003
                                 BY AND BETWEEN
                           KFWBA ACQUISITION CORP AND
                              RAUL GRANILLO OCAMPO

The Grantor grants to the Option Holder the following ten (10) Put Options which the Option Holder may exercise as set forth below:

------------------------- -------------------------- ---------------------- --------------------- --------------------------

 PUT OPTION #               PUT OPTION                NUMBER OF             PRICE PER             TOTAL PRICE OF
                          EXERCISE PERIOD              SHARES                  SHARE              EACH PUT OPTION
                                                       COVERED
------------------------- -------------------------- ---------------------- --------------------- --------------------------

       1                   From April 30,               38,000               US$ 2.50             US$ 95,000
                          2004 until July
                              31, 2004
------------------------- -------------------------- ---------------------- --------------------- --------------------------

       2                    From May 31,                57,000               US$ 2.50             US$ 142,500
                             2004 until
                          August 31, 2004
------------------------- -------------------------- ---------------------- --------------------- --------------------------

       3                   From November                76,000               US$ 2.50             US$ 190,000
                           30, 2004 until
                            February 28,
                                2005
------------------------- -------------------------- ---------------------- --------------------- --------------------------

       4                   From November                76,000               US$ 2.50             US$ 190,000
                           30, 2004 until
                            February 28,
                                2005
------------------------- -------------------------- ---------------------- --------------------- --------------------------

       5                    From May 31,                95,000               US$ 2.50             US$ 237,500
                             2005 until
                          August 31, 2005
------------------------- -------------------------- ---------------------- --------------------- --------------------------

       6                   From November                95,000               US$ 2.50             US$ 237,500
                           30, 2005 until
                            February 28,
                                2006
------------------------- -------------------------- ---------------------- --------------------- --------------------------

       7                    From May 31,               114,000               US$ 2.50             US$ 285,000
                             2006 until
                          August 31, 2006
------------------------- -------------------------- ---------------------- --------------------- --------------------------


                                       9

------------------------- -------------------------- ---------------------- --------------------- --------------------------
       8                   From November               133,000               US$ 2.50             US$ 332,500
                           30, 2006 until
                            February 28,
                                2007
------------------------- -------------------------- ---------------------- --------------------- --------------------------

       9                    From May 31,               133,000               US$ 2.50             US$ 332,500
                             2007 until
                          August 31, 2007
------------------------- -------------------------- ---------------------- --------------------- --------------------------

     10(1)                 From November               133,000               US$ 2.50             US$ 332,500
                           30, 2007 until
                            February 29,
                                2008
------------------------- -------------------------- ---------------------- --------------------- --------------------------

(1) Put Option #10, which covers an amount of 133,000 Shares of the Company shall be void and of no further force and effect, whether matured or otherwise, in the event that the Employment Agreement by and between the Grantor and Raul Granillo Ocampo, dated of even date herewith is: (a) prior to November 30, 2005, terminated for cause by Grantor as provided under the terms of the Employment Agreement, or (b) Raul Granillo Ocampo voluntarily terminates his employment with the Grantor prior to November 30, 2005. In either one of those cases the Option Holder will also deliver to the Grantor and loose all rights to the 133,000 Shares covered by such Put Option.

ANNEX 7
-------
                          TO THE PUT OPTIONS AGREEMENT
                            DATED NOVEMBER 5TH, 2003
                                 BY AND BETWEEN
                           KFWBA ACQUISITION CORP AND
                              RAUL GRANILLO OCAMPO

                                 EXERCISE NOTICE
                                 ---------------

                                                                   [INSERT DATE]

KFWBA Aquisition Corp.
Att: Joel A. Shapiro, Chairman
65 Shrewsbury Rd
Livingston, NJ 07039

With copy to:
Richard H. Rosenblum, Esq.
Kaufmann, Feiner, Yamin, Gildin and Robbins LLP
777 Third Avenue
New York, NY 10017

This is to inform you that as provided by the Put Options Agreement dated November 5th, 2003 by and between KFWBA Acquisition Corp and Raul Granillo Ocampo (the "Agreement") I am exercising one of the Put Options granted to me under that Agreement. Capitalized terms in this letter shall have the meaning ascribed to them in the Agreement.

As provided in the Put Options Schedule, I hereby exercise Put Option # ___ which covers a total of __________ Shares of the Company. The purchase price of US$ ______________ corresponding to those Shares, must be fully cancelled by the Grantor on the Closing which, as provided under Section 7 of the Agreement, must take place on the fifteenth business day as from delivery of this Exercise
Notice and at the following address ________________________, Buenos Aires, Argentina.

                                                    OPTION HOLDER


                                                  ----------------
                                                Raul Granillo Ocampo

EXHIBIT C
---------

                             STOCK PLEDGE AGREEMENT
                             ----------------------


This Stock Pledge Agreement is entered into by and between Raul Granillo Ocampo and Nelida Barros Reyes (each individually the "Creditor" and together the "Creditors"), and KFWBA Acquisition Corp (the "Debtor"), hereby represented by Raul Marozof, and Raul Marozof ("RM"), individually, according to the following terms and conditions:

1. The Debtor and RM hereby create a pledge in favor of the Creditors in accordance with the provisions of sections 580 to 588 of the Argentine Commercial Code, on one million nine hundred ninety thousand (1,990,000) common shares, registered non-endorsable, Pesos one ($1) face value and entitled to 5 votes each of Bodegas y Vinedos Anguinan S.A. (the "Issuer"), which are described below (the "Pledged Shares") and which are hereby delivered to the Creditors who in turn deposit them with Mr. Horacio Manso, an Argentine Notary Public who will hold the shares in deposit pursuant to the terms of the deposit instructions attached hereto as Annex 1A. The Debtor hereby gives notice to the Issuer of the pledge hereby established, and the Issuer acknowledges the making of the pledge, as shown by the copy of the Stock Ledger of the Issuer attached to this Agreement as Annex 1B.

========================== ============================= =======================
   STOCK CERTIFICATE #        NUMBER OF SHARES COVERED     NAME OF STOCKHOLDER
-------------------------- ----------------------------- -----------------------
1                          1,899,999                     KFWBA Acquisition Corp
-------------------------- ----------------------------- -----------------------
2                          1                             Raul Marozof
========================== ============================= =======================


2. This pledge secures the obligations of the Debtor to the Creditors resulting from the Put Options Agreements dated of even date herewith and attached as Annex 2 to this Pledge Agreement (the "Put Options Agreements") which obliges Debtor to purchase up to one million shares of Knightsbridge Fine Wines, Inc. from the Creditors for a total aggregate amount of two million five hundred thousand U.S. dollars (US$ 2,500,000) (the "Secured Obligations").

3. Debtor and RM represent that they have good and marketable title to, and are the record and beneficial owners of the Pledged Shares, that the Pledged Shares are fully paid and non-assessable, and free and clear from any security interest, attachment, lien, opposition, option right or any restriction on free transferability or voting rights thereof. The Debtor and RM may not dispose of or encumber in any way the Pledged Shares or any rights resulting from the Pledged Shares. Breach of this prohibition, or the attachment of the Pledged Shares shall (subject to the cure period specified in Section 4 below) make all the Put Options under each Put Options Agreement immediately exercisable by the Creditors and each and everyone of the Put Options will be considered exercised by each of the Creditors without any other notice or action being required from any of the Creditors. The Debtor shall become fully liable for the aggregate purchase amount of all of the Shares covered by each Put Option under the Put Option Agreements and the Creditors may foreclose on the pledge of shares of the Issuer for that total aggregate amount, as provided in Section 4 of this Pledge Agreement.

4. The breach of any Secured Obligations or of any obligation assumed hereunder for which a specific cure period has not been provided in other parts of this Agreement or the Put Options Agreement (in which case such cure period and procedure shall apply instead of this one), will grant the Creditors 30 calendar days to cure from the date it is notified (as provided under Section 5 of this agreement) of such breach by any of the Creditors. If the breach is not cured within the cure period provided above or within specific cure period and procedure provided in other parts of this agreement or of the Put Options Agreement, it will result in default as a matter of law and the Creditors may declare and make all of the Debtor's obligations immediately due and payable, resulting in any and all amounts under the Put Options Agreements becoming immediately due and payable, and authorizing the Creditors to demand full payment of the aggregate total amount of the Secured Obligations and to enforce the pledge for that total aggregate amount without further notice or other judicial or extrajudicial formality.

         As a first step and before proceeding with the auction procedure set forth in the following paragraphs of this Section 4, the Creditors shall offer the Debtor and RM to purchase all of the Shares for their own account or for the account of third parties at a price that will be equal to whatever amount is owed to them by the Debtor. The Debtor and RM shall have 15 consecutive days as from the delivery of the offer to reject or accept such an offer. If the offer is accepted, the price to be paid by the Creditors to the Debtor and RM for the Shares will be set-off with the amount owed to the Creditors by the Debtor so that all obligations between them are fully cancelled. If the offer is accepted, the Creditors shall also return to the Debtor all of the shares of Knightbridge Fine Wines Inc. which are covered by the put options that are in default.

         If the Debtor and/or RM reject or do not respond within such 15 consecutive days to the Creditors offer, the Creditors will be entitled to order, at the time they may deem convenient, without further notice or other judicial or extrajudicial formality, the sale of the entirety of or part of the Pledged Shares, in one or more sales, simultaneous or successive, with or without a base price, in cash, on credit or for future delivery, following the order, at the time and in the amount the Creditors may determine, through the agent the Creditors themselves may elect, with the Debtor to bear all resulting expenses.

         The sale shall be effected through an auction, following the procedure prescribed by Circular 3492 of Mercado de Valores de Buenos Aires, as may be amended or substituted from time to time, or any other procedure authorized by law. In that case, within ten consecutive days following request in that sense made by any of the Creditors, the Debtor undertakes to update again the information listed in section 12, and to deliver to the Creditors a report issued by a Certified Public Accountant on the financial condition of the Issuer as of the date of any such request, and also any other documentation which may be required by the rules applicable in that respect for the auction of the Pledged Shares, under warning that the same shall be carried out even without that information or documentation and that the imposition of a penalty equivalent to 20% of the price will be applicable.

         The broker or agent involved is hereby authorized to execute in the name and on behalf of the Debtor and RM any and all documents necessary to consummate the transfer of the Pledged Shares to whoever may be the purchaser.

         Each Creditor is authorized by the Debtor and RM to purchase the Pledged Shares for its own account or for the account of third parties. It is expressly agreed that each Creditor may compensate or set-off the purchase price of the Shares with whatever amount is owed to him by the Debtor and the judge, broker or agent involved is hereby authorized by the Debtor and RM to accept such a compensation or set-off.

         The proceeds of the sale of the Pledged Shares shall be applied by the Creditors according to the following order of priority: first, to expenses related to custody, sale, transfer and delivery of the Pledged Shares and any other expense the Creditors may have incurred or must incur on such account; second, to interest; and third, to capital. The balance, if any, shall be made available to the Debtor, without accruing interest.

5. All notices and other communications under this agreement shall be in writing and shall be deemed to have been given (a) when received or three (3) business days after the first attempted delivery by a recognized international overnight air courier service requiring a receipt against delivery (e.g. FEDEX or UPS) or US Postal Service Express Mail, return receipt requested, all fees or postage prepaid, whichever shall first occur, or (b) when received if given in person against a receipt for delivery, addressed as follows:

         If to the Creditors, to:

         Raul Granillo Ocampo
         Av. Callao 1685, 3(degree)
         City of Buenos Aires, (1024)
         Argentina

         with a copy (which shall alone not constitute notice) to:

         Raul Granillo Ocampo (h)
         Maipu 1300, 10th floor
         City of Buenos Aires, (C1006ACT)

         Argentina,

         If to the Debtor and/or RM to:

         KFWBA Acquisition Corp.
         Att: Joel A. Shapiro, Chairman
         65 Shrewsbury Rd
         Livingston, NJ 07039

         with a copy (which shall alone not constitute notice) to:

         Richard H. Rosenblum, Esq.
         Kaufmann, Feiner, Yamin, Gildin and Robbins LLP
         777 Third Avenue
         New York, NY 10017

         Any notice of change of address shall not be effective until actually received by the noticed party. Additionally, notice may be given to a party by facsimile transmission, but shall not be deemed to be given and/or effective notice in any manner whatsoever unless and until the noticed party, in its sole and absolute discretion, acknowledges receipt of such notice by return facsimile transmission.

6. The pledge shall be made extensive to the proceeds of the Pledged Shares, and to all the assets which may be substituted for such shares or proceeds, including but not limited to, the proceeds in cash or in kind of an exchange, conversion, redemption or amortization of the Pledged Shares, to cash dividends, dividends in kind or in shares, whether common or upon liquidation, to the preemptive rights and the shares resulting from the capitalization of reserves or revaluations, or from a merger or spin-of.

7. The Debtor and RM represent that the Pledged Shares represent 100% of the capital stock and 100% of the votes of the Issuer. The Debtor further represents and warrants that:

         (a) The capital stock of the Issuer is Pesos one million nine hundred ninety thousand ($1,990,000) divided into one million nine hundred ninety thousand (1,990,000) common shares, registered, non-endorsable Pesos one ($1) face value each, entitled to 5 votes each.

         (b) There is neither an issue of shares pending, nor any advance on account of future capital issuances made by third parties, nor any commitment to increase or reduce or otherwise change the capital stock of the Issuer.

         The pledge is extensive to any advance on account of future issuances of capital made by the Debtor or RM to the Issuer and also to the advances which for the same account may be made by the Debtor or RM in the future.

         In case of a capital increase by the Issuer, the Debtor and RM undertake to subscribe and pay for it totally, so as not to reduce their 100% percentage participation in the capital and votes of the Issuer. In all cases, the shares so subscribed shall be subject to the pledge. The Debtor and RM hereby authorize the Creditors and the Issuer to take all appropriate steps to register those shares as pledged shares subject to the terms of this pledge agreement. If the Debtor or RM fails to do so, the Creditors may, at their option (i) sell the coupon and incorporate the proceeds to the pledge, or (ii) subscribe and pay the same for the account and order of the Debtor or RM, all that without prejudice to enforcing this pledge in case of breach of the obligation hereunder agreed. Any amount a Creditor may advance to make this subscription shall be enforceable on demand, shall accrue the rate of interest quoted by Banco de la Nacion Argentina on unauthorized overdrafts in current account, and shall be secured by this pledge.

         Debtor and RM shall not approve any capital increase of the Issuer nor any other resolution or action which may have the effect of reducing their 100% interest in the capital stock and votes of the Issuer.

8. The proceeds that the Creditors may receive prior to the maturity of the Secured Obligations by application of the provisions of sections 6 and 7 hereof shall be secured by this pledge until maturity of the Secured Obligations without accruing interest, at which time they shall be imputed to the payment of the Secured Obligations in the order set forth in section 4.

9. Provided the Secured Obligations are not in default, the Debtor and RM may freely exercise the voting rights thereof. Nevertheless, unless the Creditors have given their prior consent in writing, the Debtor and RM undertake not to vote, and to cause the board of directors of the Issuer to refrain from voting on:

         a) the amendment of the bylaws of the Issuer in any manner reasonably anticipated to detrimentally affect security under this Pledge Agreement;

         b) any action provided for in section 197 and 244 of the Argentine Law on Business Companies;

         c) any action which impairs the rights of the class to which the Pledged Shares belong;

         d) the transfer of all or a substantial part of the assets or any other form of total or partial liquidation of the Issuer;

         e) the sale of any assets, other than (i) inventory; (ii) obsolete equipment or equipment whose sales price is applied as payment on account of new equipment; and (iii) discount of accounts receivable to cover the requirements of operating capital, all these exceptions subject to the consummation of the relevant transaction, as it applies solely to assets existing on the date of execution of this agreement, at market values and conditions;

         f) the creation of liens on assets existing as of the date of execution of this Agreement;

         g) the issuance of negotiable obligations, debentures, or any other form of secured debt instruments, convertible into shares of the Issuer, which would entitle the holders thereof to take control of the management of the Issuer;

         h)       the  grant  of  bonds  or   guarantees   for  third   parties'
                  obligations;

         i) the transfer or mortgage (in excess of any currently existing mortgages) any real estate property of the Company existing as of the date of execution of this Pledge Agreement.

         The Debtor further undertakes to cause the Issuer to meet the above mentioned covenants.

         In case of default of any of the above provisions occurs and such default is not cured as provided under Section 4 of this agreement, the Creditors shall be empowered to exercise all the voting rights of the Pledged Shares. For such purpose it shall suffice to merely submit to the Issuer a letter signed by the Creditors declaring that the Debtor is in default, that such default has not been cured and that, therefore, the Creditors have elected to exercise the voting rights of the Debtor and RM.

10.      [intentionally left blank]

11. The Creditors reserve the right to require, within the term which may be fixed for such purpose, the replacement or the reinforcement of the pledge in case the Debtor or the Issuer incurs in any of the following events, also under warning of declaring the acceleration of the Secured Obligations and to proceed with the enforcement of this pledge:

         a. Default by the Debtor or the Issuer of any other obligation to the Creditors.

         b. In case the Debtor, the Debtor's ultimate controlling company or the Issuer file for reorganization proceedings, or bankruptcy proceedings or if the same is filed by third parties unless stayed by the court having jurisdiction within 45 days of nay such third party (parties) filing", or if an arrangement prior to the adjudication of bankruptcy is entered into, or if any of them is, on the Creditor's judgment, unable to honor its debts when due, even without the foregoing actions.

         c. If a court orders the restriction to dispose of its assets ("inhibicion general") or intervention of the Debtor, the Debtor's ultimate controlling company or the Issuer, or an attachment or other injunction on its assets.

         d. In case of discontinuance or change of business of the Debtor or the Issuer, or if any of them transfers totally or partly its Going Concern ("fondo de comercio").

         e. upon dissolution, merger, spin-off, transformation, voluntary capital reduction, if a trustee-administrator or receiver is appointed, the legal standing is canceled, there is a change in control of the interests, shares or stock of the Debtor or the Issuer.

12. The Debtor hereby delivers to the Creditors a certified copy (i) of the corporate bylaws as amended, and (ii) the minutes of the shareholders' meetings and minutes of the meeting of the board of directors evidencing the appointment of directors and syndics and the allocation of offices, as registered with the Public Registry of Commerce, a copy of the last annual financial statements approved by the Shareholders' Meeting, certified by a certified public accountant, and undertakes to maintain this information updated.

13. The delay or omission by the Creditors or a Creditor to exercise any of their rights hereunder shall not be construed as a waiver thereof, or as a grant of an extension of time. Any waiver of the rights of the Creditors, or its consent to the actions or omissions of the Debtor or RM, and in general, any change in the terms and conditions of this pledge may only be claimed by the Debtor or RM when the same have been expressly agreed by the Creditors in writing.

14. If any provision of this Pledge Agreement were to be declared void, it will not affect the validity of the remaining provisions.

15. This Agreement shall be governed by, construed and enforced in accordance with the laws of the Republic of Argentina, without reference to its choice or conflict of law principles or the laws of any other state or country. The Debtor, RM and the Creditors each agree that any action or proceeding commenced hereunder shall only be commenced in and maintained in the commercial courts of the City of Buenos Aires, Argentina and further agree that no claim of inconvenient forum or other objection shall be made to any such forum and/or jurisdiction. For purposes of any litigation resulting exclusively from this agreement, the Debtor and RM establish special domicile at Corrientes 457, 9(degree), City of Buenos Aires (1043) and the Creditors at Av. Callao 1685, 3(degree), City of Buenos Aires (1024).

         These domiciles may be changed for others within the City of Buenos Aires by a notice to the other party as specified in Section 5 of this agreement.

In witness whereof, this Pledge Agreement is signed in the City of Buenos Aires, on this 5th day of the month of November, 2003.

                                                     KFWBA Acquisition Corp.

-------------------------                           --------------------------
Raul Granillo Ocampo                                 By: Raul Marozof
                                                     Title: Attorney in fact


-------------------------                           --------------------------
Nelida Barros Reyes                                  Raul Marozof

The Issuer acknowledges the pledge created hereby, and receives a copy of the same signed by all parties. The Issuer undertakes: (i) to allow the Creditors to exercise their voting rights in the case provided for in section 9; (ii) deliver to the Creditors the updating of the documentation listed in section 12, the report of the National Public Accountant and further documents referred to in section 4, as well as any other information the Creditors may reasonably deem necessary to exercise their rights; (iii) to comply with all the affirmative and negative covenants provided for in section 9; and establishes special domicile at Corrientes 457, 9(degree), City of Buenos Aires (1043).

                                   Bodegas y Vinedos Anguinan S.A.


                                   -------------------------------
                                    By: Raul Granillo Ocampo
                                    Title: President

                                    ANNEX IV
                                    --------

                        INSTRUCTIONS TO THE NOTARY PUBLIC
                        ---------------------------------

                                                Buenos Aires, November 5th, 2003

Horacio Manso (the "Notary Public")
Reconquista 887, 8th floor
City of Buenos Aires

Dear Mr Manso:

         The signatories of this letter of instructions, Mr. Raul Granillo Ocampo and Nelida Barros Reyes (the "Creditors"), KFWBA Acquisition Corp. (the "Debtor") and Raul Marozof ("RM"), have agreed to appoint you as depositor and custodian of one million nine hundred ninety thousand (1,990,000) common shares, registered non-endorsable, Pesos one ($1) face value and entitled to 5 votes each of Bodegas y Vinedos Anguinan S.A. represented in the two stock certificates described below (the "Shares") which have been pledged in favor of the Creditors in guarantee of certain obligations of the Debtor.


======================== ============================= =========================
   STOCK CERTIFICATE #      NUMBER OF SHARES COVERED      NAME OF STOCKHOLDER
------------------------ ----------------------------- -------------------------
1                        1,899,999                     KFWBA Acquisition Corp
------------------------ ----------------------------- -------------------------
2                        1                             Raul Marozof
======================== ============================= =========================


         The Shares are subject to the following irrevocable instructions:

         1. They are to be kept under your custody until February 29, 2008, date on which they shall be returned to the Debtor and RM, provided that none of the events described in 2 and 3 below have occurred.

         2. The Shares shall be immediately returned to the Raul Granillo Ocampo if prior to February 29, 2008 you receive a notification from any of the Creditors (with his signature certified by a notary public) requesting that the Shares be returned to Raul Granillo Ocampo because the Debtor has incurred in a default of its obligations and such default has not been cured as provided under the appropriate agreement. Such notice to the Notary Public will also attach a copy of the notice sent to the Debtor informing it of the default of its obligations.

         3. The Shares shall be immediately returned to the Debtor if prior to February 29, 2008: (i) you receive a notification from the Debtor AND the Creditors (with their signatures certified by a notary public) requesting the return of the Shares to the Debtor or (ii) you receive a notification from the Debtor which attaches a receipt from the Creditors (with their signature certified by a notary public) in which the Creditors acknowledge that they have no further claims against the Debtor resulting from a certain Put Options Agreement.

         As mentioned above, the Shares are subject to a pledge in favor of the Creditors, therefore it is specifically provided that unless the events described in 1 or 3 above occur, the Shares cannot, under any other circumstance whatsoever, be returned to the Debtor or RM.

         As acceptance of this letter of instructions, please sign in the appropriate place provided below.


         Sincerely,


                                                      KFWBA Acquisition Corp.


-------------------------                            --------------------------
Raul Granillo Ocampo                                 By: Raul Marozof
                                                     Title: Attorney in fact




-------------------------                            --------------------------
Nelida Barros Reyes                                        Raul Marozof


I hereby acknowledge receipt of the Shares and accept all of the terms of this letter of instructions.


-------------------
Horacio Manso

EXHIBIT D
---------

Attached as Annex IV to Exhibit C - Stock Pledge Agreement above.

EXHIBIT E
---------

No Exhibit E.

EXHIBIT F
---------

                                                              November 5th, 2003



Messrs.
Board of Directors of
Bodegas y Vinedos Anguinan S.A.

Dear Sirs:

         As provided by Section 215 of Argentine law 19550, we hereby inform you that through a Stock Pledge Agreement dated November 5th, 2003 by and between KFWBA Acquisition Corp. ("KFWBA"), Raul Marozof, Raul Granillo Ocampo ("RGO") and Nelida Barros Reyes ("NBR" together with RGO the "Creditors") we pledged in favor of the Creditors 1,990,000 shares of our property in Bodegas y Vinedos Anguinan S.A. (the "Company"), which constitute 100% of the capital stock and votes of the Company.

         Such pledge guarantees the performance of KFWBA under certain Put Options Agreements between KFWBA and the Creditors.

         Therefore, we hereby request the Board of Directors of the Company to take note of this pledge through a Board of Directors meeting and to make the appropriate registrations in the Stock Ledger Book of the Company.


         Sincerely,


         KFWBA Acquisition Corp.


         --------------------                              ------------------
         By: Jake Shapiro                                  Raul Marozof
         Title: Chairman

                                    EXHIBIT G
                                    ---------

                              EMPLOYMENT AGREEMENT


         AGREEMENT made as of this 5th day of November, 2003 by and between KFWBA ACQUISITION CORP., a Nevada corporation, with an address at 65 Shrewsbury Road, Livingston, New Jersey 07039 (the "Corporation") and RAUL GRANILLO OCAMPO, domiciled at Av. Callao 1685, 3(degree), City of Buenos Aires (1024), Argentina.

                               W I T N E S S E T H

         WHEREAS, the Corporation wishes to employ Raul Granillo Ocampo as an executive employee of the Corporation on a full time basis and Raul Granillo Ocampo wishes to accept such employment; and

         WHEREAS, the Corporation has purchased one hundred (100%) percent of the capital stock of BODEGAS Y VINEDOS ANGUINAN S.A., an Argentine sociedad anonima, with an address at R.Balbin and M. Belgrano, Anguinan Village, City of Chilecito, La Rioja Province, Republic of Argentina (the "Argentine Company"); and

         WHEREAS, Raul Granillo Ocampo has been managing the Argentine Company for the past several years; and

         WHEREAS, the Corporation considers the continued availability of Raul Granillo Ocampo's services to be important to the successful conduct of the Argentine Company's operations of the Corporation's business and desires to secure for itself the availability of his services; and

         WHEREAS, Raul Granillo Ocampo desires to become an employee of the Corporation and serve in such capacities and perform all such duties with respect only to the Argentine Company as the Board of Directors of the Corporation shall assign.

         NOW THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth the Corporation and Raul Granillo Ocampo hereby agree as follows:

         1. Employment. The Corporation hereby employs Raul Granillo Ocampo on a full time basis as an executive employee of the Corporation and Raul Granillo Ocampo hereby accepts such full time employment, on the terms and conditions hereinafter set forth. The Corporation agrees that, as his initial position hereunder, contemporaneously with the commencement of term of employment (as hereinafter defined), the Board of Directors of the Corporation shall initially cause Raul Granillo Ocampo to be elected to the office of Managing Director of the Argentine Company, with the additional duties and title of Director of the Argentine Company. Raul Granillo Ocampo shall have such titles and such authority as, in the opinion of the Board of Directors of the Corporation, is necessary or appropriate for him to carry out his duties and obligations under this Agreement. It is expressly understood and agreed that Raul Granillo Ocampo may not be required to serve in any positions other than directly for the Argentine Company in connection with the management and operations of the Argentine Company without his express prior written consent thereto.

         2. Services. During the term hereof, Raul Granillo Ocampo shall use his best efforts and devote all of the necessary business time and attention to the performance of such responsibilities and duties. Provided, however, that Raul Granillo Ocampo shall be entitled to continue to provide legal services to his present clients and to continue to pursue academic activities, provided that the services provided to, or performed for, such clients do not in any way prejudice the Corporation or encourage or otherwise assist a competitor (or potential competitor) of the Corporation, the Argentine Company and/or the Parent, and that the services provided and the academic activities do not, separately or in the aggregate, interfere with the obligation of Raul Granillo Ocampo stated in the first sentence of the Section 2.

         3. Term.

         (a) Except as otherwise provided in this Agreement to the contrary, the terms and conditions of this Agreement, and Raul Granillo Ocampo's employment hereunder, shall be and remain in effect during the period of employment ("Employment Period") established under this Section 3. The Employment Period shall be for a term commencing on November 5, 2003 until such time as such employment is terminated by the Board of Directors of the Corporation, it being understood and agreed that the employment of Raul Granillo Ocampo is totally, in all respects, at the pleasure of the Board of Directors of the Corporation.

         (b) Notwithstanding anything herein contained to the contrary, Raul Granillo Ocampo's employment with the Corporation may be terminated during the Employment Period, with or without cause.

         4. Compensation. In consideration for services rendered by Raul Granillo Ocampo under this Agreement, the Corporation shall pay to Raul Granillo Ocampo a base salary ("Base Salary") at an annual rate equal to Seventy Thousand US Dollars (US$70,000) per annum payable in equal monthly installments or in such other manner as the parties shall mutually agree.

         5. Lump Sum Bonus. In the event that that Raul Granillo Ocampo is continuously in the employ of the Corporation, the Argentine Company and/or Knightsbridge Fine Wines, Inc., a Nevada corporation ("Parent") from the date hereof until November 30, 2005, he shall receive a lump sum bonus of Two Hundred and Fifty Thousand Dollars (US$250,000), which bonus shall be payable on February 29, 2008. Additionally, if Raul Granillo Ocampo's employment is terminated by the Corporation "without cause" under the provisions of Section 10 of this Agreement at any time, he shall still be entitled to the payment of such lump sum bonus, unless already paid hereunder.

         6. Employee Benefits Plans. Except as otherwise provided in this Agreement, Raul Granillo Ocampo shall, during the Employment Period, be treated as an employee of the Corporation and be entitled to participate in and receive benefits under any employee benefit plan, fringe benefit plan, retirement or pension plan, incentive savings plan, stock option and appreciation rights plan, or any other incentive compensation plan instituted and maintained from time to time by the Corporation, in accordance with the terms and conditions of such employee benefit and compensation plans and programs, which may by their terms exclude certain categories of part time and/or executive employees. Additionally, to the extent they are not duplicative in nature or benefit, such similar plans as may, from time to time, be maintained by the Argentine Company, which have been approved by the shareholders of the Argentine Company. Additionally, nothing in this Agreement shall preclude Raul Granillo Ocampo from participation in any similar plan or plans maintained by the Parent, which by the terms of such plan or plans, he is entitled to participate. Raul Granillo Ocampo shall also be entitled to four (4) weeks paid vacation during each fiscal year of the Corporation. Vacation shall be prorated for any fiscal year in which Raul Granillo Ocampo is not employed for the entire fiscal year, provided that no vacation time may be taken during the harvest season of the Argentine Company without the approval of the Chairman of the Board of the Corporation. Unused vacation days during any fiscal year may not be carried to the next fiscal year.


         7. Working Facilities and Expenses.

         (a) Raul Granillo Ocampo's principal place of employment shall be initially located in Argentina. It is anticipated that Raul Granillo Ocampo shall spend approximately two months per year in the United States contributing to US marketing operations for the Corporation and/or for the Parent.

         (b) Business and Travel. The Corporation shall reimburse Raul Granillo Ocampo for his ordinary and necessary business expenses that do not exceed, in the aggregate, Five Thousand Dollars (US$5,000) per month, including without limitation, travel and entertainment expenses, incurred solely in connection with the performance of his duties under this Agreement, upon timely presentation to the Corporation of an itemized account of such expenses in such form as the Corporation may reasonably require. Provided, however, that for all such expenses in excess of an aggregate of Five Thousand Dollars (US$5,000) per month Raul Granillo Ocampo must seek pre-approval for any and all additional business expenses. Any such additional business expenses that did not receive such pre-approval, would be reimbursable to Raul Granillo Ocampo in the sole and absolute discretion of the Corporation. Additionally, even though the Corporation understands that Raul Granillo Ocampo lives in the City of Buenos Aires, for purposes of this Agreement since it is expected that Raul Granillo Ocampo will provide on-site services to the Argentine Company Therefore, expenses travelling to and from the Argentine Company site to Buenos Aires other than solely for a specific business purpose in connection with this Agreement shall be deemed a non-reimbursable personal expense.

         8. Termination. The Corporation shall be entitled to terminate Raul Granillo Ocampo's employment with the Corporation at any time, with or without cause, in the sole and absolute discretion of the Board of Directors of the Corporation. Upon the termination of Raul Granillo Ocampo's employment with the Corporation, the Corporation shall pay and provide to Raul Granillo Ocampo (i) his earned but unpaid Base Salary through the date of termination, (ii) the benefits, if any, to which he is entitled as a former full time employee under the Corporation's employee plans and programs and compensation plans and programs described in Section 6 ("Accrued but Unpaid Compensation") and (iii) if applicable, the lump sum bonus specified in Section 5 hereof, when and if it becomes due and payable. All compensation and benefits shall cease on and as of the date of any such termination. The Corporation and Raul Granillo Ocampo hereby stipulate that the payments and benefits provided under this Section 8 are reasonable under the circumstances for all purposes. Upon termination, Raul Granillo Ocampo shall be offered the opportunity to purchase his laptop computer and fax machine he is then currently utilizing from the Corporation at their market value on the date of termination

         9. Termination For Cause. If the Corporation shall have terminated Raul Granillo Ocampo's employment with the Corporation, in its sole and absolute discretion: (a) for cause, which for purposes of this Agreement shall mean a discharge because Raul Granillo Ocampo: (i) has intentionally engaged in dishonest conduct in connection with his performance of services for the Corporation or has been convicted of a felony; (ii) is in any way enjoined or otherwise prohibited from performing any or all of his duties hereunder as the result of the enforcement or attempted enforcement of any restrictive agreement entered into by Raul Granillo Ocampo at any time in the past, present or future;
(iii) has materially breached the terms of this Agreement and he fails to cure such breach within sixty (60) days following written notice thereof from the Corporation; or (b) Raul Granillo Ocampo's death or disability (as used herein "disability" shall mean mental or physical incapacity which prevents Raul Granillo Ocampo from actively fulfilling his duties hereunder for a period of four (4) months in any consecutive twelve (12) month period). All compensation and benefits shall cease on and as of the date of any such termination for cause and Raul Granillo Ocampo shall only receive his Accrued but Unpaid Compensation. Additionally, if such termination shall have occurred pursuant to this Section 9 on or after November 30, 2005, Raul Granillo Ocampo shall be entitled to receive the lump sum bonus provided for in Section 5 of this Agreement. The Corporation and Raul Granillo Ocampo hereby stipulate that the payments and benefits provided under this Section 9 are reasonable under the circumstances for all purposes.

         10. Termination Without Cause. If the Board of Directors shall have terminated the employment of Raul Granillo Ocampo at any time, in its sole and absolute discretion, without cause, all compensation and benefits shall cease on and as of the date of any such termination. In such event Raul Granillo Ocampo shall receive his Accrued but Unpaid Compensation and, in addition, Raul Granillo Ocampo shall be paid a severance payment equal to six month of his base salary in effect on the date prior to his termination without cause and shall be entitled to receive the lump sum bonus provided for in Section 5 of this Agreement. The Corporation and Raul Granillo Ocampo hereby stipulate that the payments and benefits provided under this Section 10 are reasonable under the circumstances for all purposes.

         11. Termination by Raul Granillo Ocampo. While Raul Granillo Ocampo may terminate his employment hereunder at any time, provided, however, that if such attempted termination shall have occurred at any time on or after the time that the Corporation has given notice to him pursuant to Section 7, 8 and/or 9 hereof, Raul Granillo Ocampo shall receive only his Accrued but Unpaid Compensation. Additionally, if such termination pursuant to this Section 11 shall have occurred on or after November 30, 2005, he shall be entitled to receive the lump sum bonus provided for in Section 5 of this Agreement. The Corporation and Raul Granillo Ocampo hereby stipulate that the payments and benefits provided under this Section 11 are reasonable under the circumstances for all purposes.

         12. Non-Competitive Restrictions.

         (a) During the Term of this Agreement, Raul Granillo Ocampo shall not directly or indirectly in any capacity engage in any business nor render any services to or for any person, firm or corporation engaged in the Corporation's business other than the Corporation, except as and to the extent authorized by the Board of Directors of the Corporation or its successor in interest;

         (b) During the Term of this Agreement and for a period of eighteen (18) months immediately following the termination of this Agreement for any reason whatsoever (including expiration), Raul Granillo Ocampo shall not for any reason whatsoever, directly or indirectly, for himself or on behalf of, or in conjunction with, any other person, persons, company, partnership, corporation or business entity, whether profit or not-for-profit:

                  (i) Call upon, contact, divert, influence or solicit or attempt to call upon, contact, divert, influence or solicit any customer or customers of the Corporation, any subsidiary of the Corporation and/or its successor in interest (together, hereinafter sometimes referred to as the Covenant Entities);

                  (ii) divulge the names and addresses or any information concerning any customer of or supplier of goods and/or services to the Covenant Entities; and/or

                  (iii) own, manage, operate, control, be employed by, participate in or be connected in any manner with the ownership, management, operation or control of the same, similar, or related line of business as that now or at any time during the term of this Agreement carried on by any of the Covenant Entities.


         (c) Raul Granillo Ocampo represents and warrants to each of the Covenant Entities that he has substantial experience and abilities in various other fields of endeavor and that any such restrictions will not have a material adverse impact on his ability to obtain and maintain gainful employment should his employment with any Covenant Entity be terminated or otherwise end.

         (d) In the event it is determined by a court of competent jurisdiction that any provision of this Section 12 exceeds the time, geographic or other limitations permitted by the governing law of this Agreement or any other applicable law in any jurisdiction, then such provision shall be deemed limited to the maximum time, geographic or other limitations permitted by applicable law and the remainder of this Section 9 shall remain valid and in effect.

         (e) This Section shall in no way limit the other remedies available to the Corporation in accordance with any other Section hereof or any applicable laws.

         13. Confidentiality and Non-Disclosure.

         (a) As the result of his duties Raul Granillo Ocampo will have access to some or all of the confidential information pertaining to the Covenant Entities businesses. It is agreed that Confidential Information of the Covenant Entities includes, but is not limited to:

                  (i) The ideas, methods, techniques, formats, formulae, specifications, procedures, designs, processes, systems, control, data and software and/or hardware products which are unique or proprietary to, or a trade secret of any of the Covenant Entities;

                  (ii)  all   customer,   pricing,   financial   and   marketing
         information  pertaining  to the  businesses  of  any  of  the  Covenant
         Entities;

                  (iii) all operations, sales, training and other knowledge or materials utilized in the businesses of any of the Covenant Entities;

                  (iv) all other information now in existence or developed in the future which is similar in nature to any of the foregoing; and

                  (v) all information which is marked as confidential or explained to be confidential or which, by its nature, is confidential.

         (b) Raul Granillo Ocampo understands that he will necessarily have access to some or all of the Confidential Information. Raul Granillo Ocampo recognizes the importance of protecting the Confidentiality and secrecy of the Confidential Information and, therefore, agrees to use his best efforts to protect the Confidential Information from unauthorized disclosure to other persons. Raul Granillo Ocampo understands that protecting the Confidential Information from unauthorized disclosure is critically important to the success and competitive advantage of each of the Covenant Entities and that the unauthorized disclosure of the Confidential Disclosure would greatly damage the Covenant Entities.

         (c) Raul Granillo Ocampo agrees not to disclose any Confidential Information to others or use any Confidential Information for his own benefit without the express written consent of the Board of Directors of the Corporation or governing body of the Covenant Entity to which such Confidential Information belongs. Raul Granillo Ocampo agrees to immediately return all Confidential
Information, including any copies in his possession upon the request of the Board of Directors of the Corporation or the governing body of the Covenant Entity to which such Confidential Information belongs.

         14. Enforcement of Covenants.

         (a) The covenants set forth herein on the part of Raul Granillo Ocampo shall be construed as an agreement independent of any other provision in this Agreement and the existence of any claim or cause of action of Raul Granillo Ocampo against the Corporation, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by any of the Covenant Entities of the Covenants contained herein.

         (b) Employee acknowledges that irreparable damage will result to the Covenant Entities in the event of the breach of any covenant contained herein and Raul Granillo Ocampo agrees that in the event of such breach, any one or more of the Covenant Entities affected by such breach shall be entitled, in addition to any and all other legal or equitable remedies and damages, to a temporary and/or permanent injunction to restrain the violation thereof by Raul Granillo Ocampo and all of the persons acting for or with Raul Granillo Ocampo.

         (c) It is specifically understood and agreed by Raul Granillo Ocampo that each of the Covenant Entities shall have the right to enforce the provisions of this Section 14 as against Raul Granillo Ocampo as it relates to such any such entity

         15. Representations and Warranties; Investigation.

         (a) Raul Granillo Ocampo represents and warrants that he is not now and will not be on the date of commencement of this Agreement a party to any agreement, contract or understanding, whether of employment, agency, or otherwise, which would in any way conflict with, restrict or prohibit Raul Granillo Ocampo from undertaking and performing his duties in accordance with the terms and provisions of this Agreement, and that Raul Granillo Ocampo has the full right and power to enter into and to perform this Agreement in accordance with its terms and provisions.


         (b) Raul Granillo Ocampo agrees that before and at any time during his employment that the Corporation, in its discretion, may investigate Raul Granillo Ocampo's background to confirm that Raul Granillo Ocampo has not filed for bankruptcy (or similar debt relief status) and has no prior criminal record. For this purpose, Raul Granillo Ocampo specifically hereby authorizes the Corporation to obtain such background checks and other information as may be useful.

         16. Successors and Assigns. This Agreement will inure to the benefit of and be binding upon Raul Granillo Ocampo, his legal representatives, heirs and successors, and the Corporation, its successors and assigns, including any successor by a merger or consolidation or statutory receiver or any other person or firm or corporation to which all or substantially all of the assets and business of the Corporation may be sold or otherwise transferred.

         17. Notices. Any communication to a party required or permitted under this Agreement including any notice, direction, designation, consent, instruction, objection or waiver shall be in writing and shall be deemed to be given at such time as it is delivered personally, or the earlier of (i) five days after sending or (ii) one day after the first attempted delivery on a non-holiday weekday in the locality of the noticed party (as indicated on a return receipt or records of the carrier), if sent, all fees and charges prepaid, by US Postal Service Express Mail, return receipt requested, or by a recognized international Package expedited delivery service (e.g. FedEx, DHL and companies of similar stature) requiring a receipt against delivery, in each case addressed to such party at the address listed below or at such other address as one such party may by written notice specify to the other:



                If to  Raul Granillo Ocampo:      Raul Granillo Ocampo
                                                  Av. Callao 1685, 3(degree),
                                                  City of Buenos Aires (1024)
                                                  Argentina

                         -With a copy by like notice to-

                                                  Raul Granillo Ocampo, Jr., Esq
                                                  Maipu 1300 - 10th Floor
                                                  Buenos Aires City (C1006ACT)
                                                  Argentina


                If to the Corporation:            KFWBA Acquisition Corp..
                                                  Att: Joel A. Shapiro, Chairman
                                                  65 Shrewsbury Road
                                                  Livingston, New Jersey 07039
                                                  United States of America

                         -With a copy by like notice to-

                                                  Richard H.  Rosenblum, Esq.
                                                  Kaufmann, Feiner, Yamin,
                                                   Gildin & Robbins, LLP
                                                  777 Third Avenue - 24th Floor
                                                  New York, New York 10017
                                                  United States of America


Additionally, notice may be given by facsimile transmission, but any such notice shall not be deemed given or effective unless such facsimile transmission is acknowledged as to receipt in a return facsimile or other writing from the noticed party and, if so acknowledged, shall be deemed effective as of the date of such acknowledgment.


         18. Limited Recourse. Raul Granillo Ocampo agrees that he shall look only to the Corporation for performance of any obligations hereunder and that he shall have and seek no recourse against Parent or any of the respective officers, directors and/or shareholders of the Corporation or the Parent. Provided, however, in the event that Raul Granillo Ocampo shall serve as a director or direct employee of the Company, he shall not have waived his right of recourse to the Parent, but only as and to the extent it relates directly and solely to his duties and/or position to and/or for the Parent and not with respect to any other provision of this Agreement, including the compensation hereunder, provided any such recourse is exercised as required in Section 23 hereof.

         19. Additional Effect From Termination. Raul Granillo Ocampo acknowledges the fact that should he be terminated for cause hereunder or should he voluntarily terminate his employment hereunder at any time prior to November 30, 2005, he will lose certain rights and benefits under that certain Put Option Agreement of even date herewith between the parties hereto.

         20. Severability. A determination that any provision of this Agreement is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

         21. Waiver. Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such term, covenant or condition. A waiver of any provision of this Agreement must be made in writing, designated as a waiver, and signed by the party against whom its enforcement  is  sought.  Any  waiver  or  relinquishment  of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

         22. Survival. Any provisions in this Agreement that by their nature encompass obligations extending beyond the termination of this Agreement shall survive the termination of this Agreement.

         23. Governing Laws; Forums. This Agreement shall (except as to matters, if any, relating to the Parent) be governed by, construed and enforced in accordance with laws of the Republic of Argentina, without reference to its choice of law principles or the laws of any other State or country. The Corporation and Raul Granillo Ocampo each agree that any action or proceeding commenced hereunder shall only be commenced and maintained in the courts of the City of Buenos Aires, Argentina. The Corporation and Raul Granillo Ocampo each agree to the manner of service of process as shall be ordered by any such court, including service in the manner for notices provided for in Section 16 hereof and further agree that no claim of inconvenient forum or other objection shall be made to any such forum and/or jurisdiction. Notwithstanding the foregoing, should the Parent become an involuntary party to any litigation involving this Agreement, in such event, this Agreement shall be governed by, construed and enforced (as it refers to the Parent) in accordance with the laws of the State of Nevada, without reference to its choice or conflict of law principles or the laws of any other state or country and, in such event, the Corporation and Raul Granillo Ocampo each agree that any action or proceeding commenced hereunder (including any counter-claim that may be asserted in any other action) shall only be commenced in and maintained in the Federal District Court for the District of New Jersey or in a New Jersey State Court having appropriate jurisdiction over the type of proceeding and the location of Parent's New Jersey offices. The Corporation and Raul Granillo Ocampo each agree to the manner of service of process of process as shall be ordered by any such court, including service solely delivery of any such service solely by an internationally recognized express delivery service (e.g. FEDEX) and further agree that no claim of inconvenient forum or other objection shall be made to any such forum and/or jurisdiction. The Corporation and Raul Granillo Ocampo specifically represent and confirm that the Corporation would not have become a party to this Agreement if: (i) and Raul Granillo Ocampo had not agreed herein that he would look solely to the Corporation for any performance hereunder and, even if and Raul Granillo Ocampo were to violate such covenant or if it were for some other reason unenforceable (ii) if the Parent would be subjected to any suit, claim, counter-claim, action or proceeding of any nature other than as hereinabove provided in the United States of America.

         24. Headings. The headings of Sections in this Agreement are for convenience of reference only and are not intended to qualify the meaning of any Section. Any reference to a Section number shall refer to a Section of this Agreement, unless otherwise stated.

         25. Entire Agreement; Modifications. This instrument contains the entire Agreement of the parties relating to the subject matter hereof, and supersedes in its entirety any and all prior Agreements, understandings or representations relating to the subject matter hereof. No modifications of this Agreement shall be valid unless made in writing and signed by the parties hereto.

         26. Disclosure. Raul Granillo Ocampo hereby discloses that he is the owner of ten (10%) percent of the capital stock and votes of Nextrade Management Group S.A. whose principal asset is seventy (70%) percent of the capital stock and votes of Tittarelli VOSA, a company engaged in the production of vegetable oil and wines.

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its an officer thereof, thereunto duly authorized, and Raul Granillo Ocampo has hereunto set his hand, both as of the date and year first written above.

                                    KFWBA ACQUISITION CORP., a
Nevada corporation



                                    By:
                                       ---------------------------------------
                                           Joel A. Shapiro, Chairman




                                           Raul Granillo Ocampo, Individually

                            INDIVIDUAL ACKNOWLEDGMENT

                        )
                        ) ss.:
                        )

         On this 5th day of November, 2003, before me personally came Raul Granillo Ocampo, to me known to be the individual described in and who executed the foregoing Employment Agreement, and acknowledged to me that he executed the same.


                                                          ---------------------
                                                                  NOTARY PUBLIC


                            CORPORATE ACKNOWLEDGMENT

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

         On the 5th day of November, 2003, before me personally came Joel A Shapiro, to me known, who, being by me duly sworn, did depose and say that he resides at 65 Shrewsbury Road, Livingston, New Jersey 07039, that he is the Chairman of the Board of KFWBA Acquisition Corp., a Nevada corporation, the corporation described in and which executed the foregoing Employment Agreement; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.



                                                          ---------------------
                                                                  NOTARY PUBLIC

EXHIBITS H & I
--------------

                              WAIVER OF CONDITIONS
                        UNDER SECTIONS 7.4(7) AND 7.4(8)
                                TO THE OBLIGATION
                                   OF SELLERS


Pursuant to Section 10.7 of that Certain Stock Purchase Agreement, dated as of November 5, 2003, by and among Raul Granola Ocampo, Nelida Barros Reyes, KFWBA Acquisition Corp., and Knightsbridge Fine Wines, Inc. (the "Stock Purchase Agreement"), Raul Granillo Ocampo and Nelida Barros Reyes, do hereby waive, in its entirety, the requirements for: (i) delivery of an Opinion of Counsel to Buyer addressed to Sellers under Section 7.4(7) of the Stock Purchase Agreement; and (ii) delivery of an Opinion of Counsel to the Parent addressed to Sellers under Section 7.4(8). We further acknowledge that in connection with this Waiver of Condition that there will be no Exhibits H and I to the Stock Purchase Agreement.

Dated:  November 5, 2003


                                   KNIGHTSBRIDGE FINE WINES, INC.



                                   By:
                                       --------------------------------------
                                       Joel A. Shapiro, Chairman of the Board


                                   KFWBA ACQUISITION CORP.



                                   By:
                                       --------------------------------------
                                       Joel A. Shapiro, Chairman of the Board

EXHIBIT J
---------

                               WAIVER OF CONDITION
                              UNDER SECTION 8.5(1)
                                TO THE OBLIGATION
                               OF BUYER AND PARENT


Pursuant to Section 10.7 of that Certain Stock Purchase Agreement, dated as of November 5, 2003, by and among Raul Granola Ocampo, Nelida Barros Reyes, KFWBA Acquisition Corp., and Knightsbridge Fine Wines, Inc. (the "Stock Purchase
Agreement"), KFWBA Acquisition Corp. and Knightsbridge Fine Wines, Inc., do hereby waive, in its entirety, the requirement for delivery of an Opinion of Counsel to Sellers addressed to both Buyer and Parent under Section 8.5(1) of the Stock Purchase Agreement. We further acknowledge that in connection with this Waiver of Condition that there will be no Exhibit J to the Stock Purchase Agreement.

Dated:  November 5, 2003


                                     KNIGHTSBRIDGE FINE WINES, INC.



                                     By:
                                         --------------------------------------
                                         Joel A. Shapiro, Chairman of the Board


                                     KFWBA ACQUISITION CORP.



                                     By:
                                         --------------------------------------
                                         Joel A. Shapiro, Chairman of the Board

EXHIBIT K
---------

                                    GUARANTEE

         This instrument is executed and delivered pursuant to the Stock Purchase Agreement and in connection with the closing of the transactions contemplated thereby. In the event of any conflict or ambiguity between the provisions of this Guarantee and the provisions in the Stock Purchase Agreement, the provisions in the Stock Purchase Agreement shall be controlling. All terms beginning with an initial capital letter used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Stock Purchase Agreement.

         Raul Granillo Ocampo does hereby guaranty to Buyer under the Stock Purchase Agreement both his own and Nelida Barros Reyes, representations and warranties and their respective covenants under the Stock Purchase Agreement. Additionally, Guarantor shall, in his capacity as manager and/or a key employee of the Company on the Closing Date, provide such representations and certifications with respect to the Financial Statements of the Company and Closing Date Balance Sheet as and to the extent that Buyer (or Parent) or any entity which may merge with and/or acquire Buyer is required to in any filing made with the United States Securities and Exchange Commission with respect to such entity's financial statements, whether or not they are then employed by the Buyer and/or the Company.

         IN WITNESS WHEREOF, Raul Granillo Ocampo has caused this Guarantee to be executed on this 5th day of November, 2003.




---------------------------
Raul Granillo Ocampo

 EXHIBITS L & M
 --------------

                         KNIGHTSBRIDGE FINE WINES, INC.
--------------------------------------------------------------------------------
                             SUBSCRIPTION AGREEMENT

     As provided under Section 1.5 of that certain Stock Purchase Agreement, dated as of November 5, 2003 (the "Stock Purchase Agreement"), by and between, among others, Knightsbridge Fine Wines, Inc., a Nevada corporation (hereinafter called the "Company"); the undersigned; and the Company's wholly-owned subsidiary, KFWBA Acquisition Corp., a Nevada corporation (hereinafter called ("KFWBA"), the undersigned hereby agrees to receive, as part of the compensation to be received by the undersigned under the Stock Purchase Agreement for the acquisition by KFWBA of Bodegas y Vinedos Anguinan S.A (the "BA Compensation"), and the undersigned hereby subscribes for, ________ shares of the Company's common stock, $0.001 par value (the "Shares") at a price per share of $2.50 (the "Subscription Price").

     In addition to the execution and delivery of this Subscription Agreement and the Confidential Questionnaire attached hereto as Appendix A, the transaction contemplated by the Stock Purchase Agreement must close in accordance with its terms, so that Bodegas y Vinedos Anguinan S.A. becomes a wholly-owned subsidiary (except for nominal shares held by a resident of Argentina (designated by KFWBA), as required under Argentine law) and KFWBA is required to deliver to the Undersigned the subscribed for shares as a portion of the BA Compensation.

     THIS SUBSCRIPTION WILL BE REJECTED BY THE COMPANY IF KFWBA IS NOT REQUIRED TO DELIVER THE SUBSCRIBED FOR SHARES PURSUANT TO A CLOSING UNDER THE STOCK PURCHASE AGREEMENT. In the event that the undersigned's subscription documents are returned (and the undersigned's subscription is rejected by the Company in its entirety), this Subscription Agreement shall thereafter have no force or effect.

     1. In making a decision to subscribe for and accept the Shares as part of the BA Compensation, the undersigned has relied solely upon its independent investigation and due diligence regarding the business of the Company the Shares and the Company's guarantee of KFWBA's obligations (the "Guaranty") under that certain Put Options Agreement between the undersigned and KFWBA, dated November 5, 2003 and entered into in connection with the Stock Purchase Agreement (the "Put"). The undersigned is not relying upon any representations or warranties made by or on behalf of the Company other than as specifically set forth in the Stock Purchase Agreement as a representation or warranty of the Company (which is referred to as "Parent" in such document) and further acknowledges that it or its representative, as applicable: (i) understands that the acceptance of the Shares as a portion of the BA Compensation is, in reality, an investment in the Company represented by the Shares to be acquired ("investment"); (ii) has had the opportunity to meet with the officers of the Company to ask questions about the Company's business, operations and prospects (collectively, the "Company Information"); and (iii) prior to executing this Subscription Agreement, was given full access to all Company Information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy or adequacy of the Company Information furnished to the undersigned, and all such questions, if asked, have been answered satisfactorily and such documents, if examined, have been found to be fully satisfactory.

     2. In evaluating the suitability of the investment, the undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with its professional legal, tax, accounting and financial advisors the suitability of an investment in the Shares and has determined that the Shares being subscribed for by the undersigned are a suitable investment for the undersigned.

     3. The undersigned acknowledges that there are various substantial risks attendant to the Company's business, operations and prospects as well as an investment in the Shares, including, without limitation, loss of the entire amount of such investment and has considered such associated risks when investing in the Shares. No representations or warranties have been made concerning the success of the Company or any potential profit on the undersigned's investment in the Shares.

     4. The undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state of the United States or the laws of any other jurisdiction and the Company is under no obligation to register the Shares under the Act or any applicable state securities laws. The undersigned further acknowledges that the undersigned must bear the economic risk of the investment in the Company represented by the Shares for an indefinite period of time and can afford a complete loss of such investment. The undersigned (the Company recognizing that the undersigned has certain rights under the Put to transfer the Shares solely and directly to KFWBA or to the Company under the Guarantee), will not sell, transfer, pledge, gift, hypothecate or otherwise dispose of the Shares or grant a lien or security interest in or to the Shares unless (a) the Shares are registered under the Act and applicable state securities laws, or (b) in the opinion of counsel reasonably acceptable to the Company, in form, substance and scope reasonably satisfactory to the Company, that an exemption from the registration requirements of the Act and the laws of such state or other jurisdiction, as applicable, is available. Furthermore, the undersigned understands that any certificates evidencing the Shares will bear an appropriate legend restricting the sale, hypothecation, or other transfer of the Shares, and the transfer records of the Company will contain appropriate notations of such transfer restrictions in the form of a legend.

     5. The undersigned represents and warrants to the Company that it is acquiring the Shares for investment purposes only, solely for its own account and not with a view toward distribution and has no contract, agreement, arrangement or understanding with any person to sell, transfer or pledge the Shares other than to KFWBA and/or the Company as referred to above under the Put and/or the Guarantee. The Shares will be issued only in the name of the undersigned and no other person has or will have a direct beneficial interest in the Shares.

     6. The undersigned, if a natural person, further represents and warrants to the Company that the undersigned is twenty-one (21) years of age or older and that her/his primary residence is the same as set forth on the signature page hereto. The undersigned was contacted in the country where he/she resides regarding the potential investment in the Shares, and the Shares will be delivered in such country. The undersigned further represents and warrants to the Company that it is not a citizen of, or resident alien in, the United States and does not maintain a residence in or reside in any state or territory of the United States or any possession thereof.

     7. The undersigned is aware of what constitutes, and fully understands the definition of, an "Accredited Investor," as that term is defined in Regulation D promulgated under the Act (the relevant portion of which is attached hereto as Appendix B) and under the laws of each state, if any, governing the undersigned. For purposes of said Regulation D and/or a claim for exemption under Section 4(2) of the Securities Act of 1933, as amended, and the laws of the state governing the undersigned, the undersigned represents and warrants to the Company that the undersigned is an "Accredited Investor" and meets at least one of the criteria set forth in Appendix B, as indicated by the placement of an "x" in each applicable box appearing adjacent to the criteria..

     8. The undersigned represents and warrants that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment, and that the undersigned is able to bear the economic risks of such an investment for an indefinite period of time and, at the present time, can afford a complete loss of such investment.

     9. The undersigned acknowledges that (i) no United States federal (including, without limitation, the Securities and Exchange Commission), or state agency or similar agency of any other country, has reviewed, approved, passed upon or made any recommendation or endorsement regarding the Company or the purchase of the Shares and (ii) the statements made by the undersigned in this Subscription Agreement are true, correct and complete, and the undersigned acknowledges that the Company will be relying upon such representations and warranties in accepting the undersigned's subscription evidenced by this Subscription Agreement. There are no representations or warranties with respect to such subject matter, except those expressly set forth herein.

     10. The undersigned hereby agrees to indemnify and hold harmless the Company and each officer, director or affiliate of the Company and their respective successors, permitted assigns and personal representatives, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil or criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made by the undersigned to the Company concerning the undersigned or the undersigned's financial condition in connection with the offering or acquisition of the Shares, including, without limitation, any such misrepresentation, misstatement or omission contained herein or in the Questionnaire.

     11. If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate or retirement plan: (i) such partnership, corporation, trust or estate or retirement plan has been duly authorized and is duly qualified (a) to execute and deliver this Subscription Agreement and all other instruments executed and delivered on behalf of such partnership, corporation, trust or estate or retirement plan or by use of a power of attorney in connection with the purchase of the Shares, and (b) to purchase and hold such Shares; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate or retirement plan is binding upon such partnership, corporation, trust or estate or retirement plan; and
(iii) such partnership, corporation, trust or estate or retirement plan has not been formed for the specific purpose of acquiring such Shares.1
----------------------
1 Corporate Investors must provide true and complete copies of the certificate of incorporation (or comparable articles or documents of organization), a good standing certificate of a recent date and corporate resolution(s), in full force and effect, authorizing the purchase of the Shares and authorizing the person(s) signing the subscription documents to do so. All such organizational documents must be certified by the Secretary or Assistant Secretary of the corporation as being true and correct copies thereof and in full force and effect.

     12. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party against whom any change, discharge or termination is sought.

     13. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Nevada, as such laws are applied by the courts of the State of Nevada, and shall be binding upon the undersigned, the undersigned's representatives, successors and permitted assigns and shall inure to the benefit of the Company, its successors and assigns. The undersigned hereby (a irrevocably consents and submits to the sole and exclusive jurisdiction of the courts of the State of New York located in New York County and of the United States District Court for the Southern District of New York in connection with any suit, action or other proceeding arising out of or relating to this Subscription Agreement or the investment contemplated hereby as the exclusive jurisdictions for such proceeding, (b) waives any objection to venue in such county or such district, and (c) agrees that service of any summons, complaint, notice or other process relating to such suit, action or other proceeding may be effected by delivery of any such summons, complaint, notice or other process to the undersigned's address set forth on the signature page hereto, which delivery shall be deemed duly made (i) on the date delivered if personally delivered, (ii) on the second business day after being sent pre-paid by Federal Express or another recognized overnight mail service for next day or next business day delivery, requiring a receipt against delivery, or (iii) four
(4) business days after mailing, if mailed by United States postage-prepaid Express or registered mail, return receipt requested, to such address..

     14. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

     15. This Subscription Agreement, together with the Appendices attached hereto, constitute the entire agreement among the parties hereto with respect to the subscription for the Shares and may be amended only by writing executed by all parties hereto.

     16. This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                           (SIGNATURE PAGES TO FOLLOW)



--------------------------------------------------------------------------------

     Limited liability companies and partnerships must provide true and complete copies copy of (i) the organizational documents (including, if applicable, the partnership agreement, certificate of partnership, articles of organization and operating agreement) showing the date of formation and
     (ii) evidence of the authority of the person(s) signing the subscription documents to do so.

     Trusts musts provide true and correct copies of the trust agreement showing the date of formation and giving evidence of the authority of the person(s) signing the subscription documents to do so.

                                 SIGNATURE PAGE

                              INDIVIDUAL INVESTORS

     The undersigned has executed and delivered this Subscription Agreement as of the date written below.

     DATED:  November 5, 2003


             INVESTOR:
                          ------------------------------------------------------
                          (Signature)

                          ------------------------------------------------------
                          (Name - Please Print)

                          ------------------------------------------------------
                          (Signature of Spouse if Natural Persons Purchasing Jointly or Community Property State or Country)

                          ------------------------------------------------------
                          (Name of Spouse if Natural Persons Purchasing jointly or Community Property State or Country - Please Print)


             SUBSCRIPTION: Amount of Subscription:   $___________*
             *        (No money due if subscription is accepted. It will then be part of the BA Consideration.)

             SOCIAL SECURITY NO.:
                                  ---------------------------------

             ADDRESS:
                                  ---------------------------------

                                  ---------------------------------

                                  ---------------------------------


     THIS SUBSCRIPTION AGREEMENT IS
     ACCEPTED AS OF NOVEMBER 5, 2003 BY:

     KNIGHTSBRIDGE FINE WINES, INC.


     By:
          ------------------------------
          Print Name:  Joel A. Shapiro
          Title:  Chairman

                                 SIGNATURE PAGE

          CORPORATION, PARTNERSHIP, TRUST OR LIMITED LIABILITY COMPANY

     The undersigned has executed and delivered this Subscription Agreement as of the date written below.

     DATED: ___________ ___, 2003

               INVESTOR:  __________________________________________________
                          (Name of Corporation/Partnership/Trust/LLC)

                          By: ______________________________________________
                              (Print Signature + Name/Title indicated below)

                              Name:  _________________________________________
                              Title: _________________________________________
                                     [Officer/General Partner/Trustee/Manager]


                  SUBSCRIPTION:  Amount of Subscription:   $___________

                  STATE OF INCORPORATION
                  OR ORGANIZATION:      ____________________________________

                  PRINCIPAL ADDRESS:    ____________________________________

                                        ____________________________________

                                        ____________________________________

                  MAILING ADDRESS:      ____________________________________
                  (if different)
                                        ____________________________________

                                        ____________________________________
     THIS SUBSCRIPTION AGREEMENT IS
     ACCEPTED AS OF _________ ___, 2003 BY:



     KNIGHTSBRIDGE FINE WINES, INC.



     By: __________________________________________
          Print Name: Joel A. Shapiro
          Title: Chairman

                                                                      APPENDIX A




                         KNIGHTSBRIDGE FINE WINES, INC.

                                 ---------------

                           CONFIDENTIAL QUESTIONNAIRE
                                 ---------------

--------------------------------------------------------------------------------
INSTRUCTIONS: Individual investors should complete Articles I and III through V, inclusive, of this Questionnaire. Corporate, limited liability company, partnership or trust investors should complete Article I, items 3.2 through 3.9, inclusive (substituting the corporation, limited liability company, partnership or trust for "you"), and Article V of this Questionnaire (to the extent applicable). All investors shall execute the appropriate signature lines on Page A - 7.*
--------------------------------------------------------------------------------


ARTICLE  I.       GENERAL INFORMATION (FOR INDIVIDUAL INVESTORS):

         Section 1.1      Name: ______________________________________

             Age:     _______ U.S. Citizen:  Yes ___ No ___

             Social Security #________________________________________

             Home Address [include street, city, state and zip code]

             -------------------------------------------------------

             -------------------------------------------------------

         Section  1.2     Employer: __________________________________
                  Business Tel.: _____________________________________

                  Business Address [include street, city, state and zip code]

                  ----------------------------------------------------

                  ----------------------------------------------------

                  Nature of Business: ________________________________

                  Position: __________________________________________

         Section  1.3     Send correspondence to: Home ___ Office ___

         Section 1.4 If ownership of stock is to be other than in individual capacity (i.e. joint tenancy, community property, custodian), indicate name of owner(s):

                  ----------------------------------------------------

----------------
     * If there is more than one Investor, other than husband and wife, a separate Confidential Questionnaire must be completed for each such Investor and attached to this Confidential Questionnaire. For husband and wife investors, complete this Confidential Questionnaire for both husband and wife.

                    ----------------------------------------


ARTICLE  II.  GENERAL INFORMATION (FOR NON-INDIVIDUAL INVESTORS):

         Section  2.1                Name of entity:

                        --------------------------------------

              Federal / Employer ID No.
                                        -----------------

              Business Address [include street, city, state and zip code]

              ------------------------------------------------

              ------------------------------------------------

         Section 2.2 Indicate type of entity (e.g., corporation, trust, limited partnership, general partnership, limited liability partnership, limited liability company, IRA Trust, Pension or Profit Sharing Plan or Trust):

         -----------------------------------------------------

         Section 2.3     Indicate date of formation or incorporation:
                                                                      ----------


         Section 2.4 Was the Investor organized for the specific purpose of acquiring securities of the Company:
                              Yes ______ No _______

         Section 2.5 Identify each individual authorized to execute documents on behalf of the Investor in connection with this investment:

                        Name:
                                ----------------------------------
                        Title:
                                ----------------------------------

                        Name:
                                ----------------------------------
                        Title:
                                ---------------------------------


         Section 2.6 Indicate the Investor's state of formation or incorporation:

                           -----------------------------------------

         Section  2.7    Describe the business of the Investor:

                           -----------------------------------------

                           -----------------------------------------

                           -----------------------------------------

ARTICLE  III. INVESTOR SUITABILITY STANDARDS:

         Section 3.1 I am a director or executive officer of Knightsbridge Fine Wines, Inc. or any affiliate thereof.**
                                 Yes ___ No ___

         Section 3.2 Has a petition under federal bankruptcy laws or any state insolvency law been filed by or against you? Has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of yours, any partnership in which you were a general partner at or within two (2) years before the time of such filing, or any corporation or business association of which you were an executive officer at or within two (2) years before the time of such filing? ***

                  ---------------------------------------------------
                  ---------------------------------------------------
                  ---------------------------------------------------

         Section 3.3     During the last five (5) years, have you been convicted
in  any  criminal   proceeding   (excluding   traffic   violations   or  similar
misdemeanors)?* **

                  ---------------------------------------------------
                  ---------------------------------------------------
                  ---------------------------------------------------

         Section 3.4 During the last five (5) years, have you been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws? ***

                  ---------------------------------------------------
                  ---------------------------------------------------
                  ---------------------------------------------------

         Section 3.5 Have you been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining you from, or otherwise limiting, the following activities:

               (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission ("CFTC") or an associated**** person for any of the foregoing, or acting as an investment adviser,


------------------
** The SEC defines "affiliate" to mean "a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with" a specified person.
*** If the answer to any of the questions contained in this item with respect to any of the reportable events which may have occurred is "yes," please describe any such event. Any mitigating circumstances associated with any reportable events may also be explained.
**** The SEC uses the term  "associates"  to indicate  persons who have  certain relationships with you. The term means (1) any corporation or organization (other than the Company or a majority-owned subsidiary) of which you are an executive officer or partner or are, directly or indirectly, the beneficial owner of ten (10%) percent or more of any class of equity securities, (2) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar fiduciary capacity, and (3) any relative or spouse of yours, or any relative of your spouse, who has the same home as you or who is a director or officer of the Company or any of its parents or subsidiaries.

          underwriter, broker or dealer in securities, or acting as an affiliated ** person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity; or

               (ii) Engaging in any type of business practice; or

               (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws.

                  ---------------------------------------------------
                  ---------------------------------------------------
                  ---------------------------------------------------

         Section 3.6 Have you been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days your right to engage in any activity described in paragraph 2.7(i), above, or to be associated with persons engaged in any such activity? ***

                  ---------------------------------------------------
                  ---------------------------------------------------
                  ---------------------------------------------------

         Section 3.7 Have you been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Committee (SEC) to have violated any federal or state securities law, which judgment or finding has not been subsequently reversed, suspended or vacated? ***

                  ---------------------------------------------------
                  ---------------------------------------------------
                  ---------------------------------------------------

         Section 3.8 Have you been found by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, which judgment or finding has not been subsequently reversed, suspended or vacated? ***

                  ---------------------------------------------------
                  ---------------------------------------------------
                  ---------------------------------------------------


         Section 3.9 Are you currently the subject of an inquiry by the SEC or any other government or regulatory authority with respect to any type of action set forth in paragraphs 2.4 through 2.10 above? ***

                  ---------------------------------------------------
                  ---------------------------------------------------
                  ---------------------------------------------------

ARTICLE  IV.  EDUCATIONAL BACKGROUND (FOR INDIVIDUAL INVESTOR):

                College and                             Degree (if any)
              Graduate Schools          Major          and year conferred
              ----------------          -----          ------------------

     -----------------------------   -----------       ------------------

     -----------------------------   -----------       ------------------

     -----------------------------   -----------       ------------------




ARTICLE  V.   INVESTMENT EXPERIENCE/NASD AFFILIATION:

         Section 4.1 The undersigned has previously invested in private companies that involve a high degree of risk and the undersigned is familiar with the risks associated with investing in such companies.

                                 Yes ___ No ___

         Section 4.2     Provide any  additional  information  that you  believe
reflects  your  overall  investment   experience  or  knowledge  (e.g.,  special
training, additional investments).

                  ------------------------------------------------------

                  ------------------------------------------------------

         Section 4.3 The undersigned has purchased securities in a private placement that were sold in reliance on an exemption from registration under the Securities Act of 1933, as amended.

                                 Yes ___ No ___

         Section 4.4 The Investor is affiliated, directly or indirectly, with a member broker/dealer firm of the National Association of Securities Dealers, Inc. ("NASD") as an employee, officer, director, partner or shareholder or as a relative or member of the same household of an employee, director, partner or shareholder of an NASD member broker/dealer firm.

                                 Yes ___ No ___

If the answer is "yes," please state the firm name and address of each NASD member with whom you are affiliated, the nature of the affiliation and, if applicable, attach to this Questionnaire a signed statement by the NASD member broker-dealer firm acknowledging receipt of the notice required by Article III, Sections 28(a) and (b) of the NASD Rules of Fair Practice.

                  ------------------------------------------------------

                  ------------------------------------------------------

                  ------------------------------------------------------

[Signature Page to Follow]

         QUESTIONNAIRE SIGNATURE PAGE
         ----------------------------

         By Executing this Questionnaire, the undersigned understands that the Company will be relying on the accuracy and completeness of the responses to the foregoing questions, and represents and warrants to the Company that (i) the answers and responses to the above questions are true, complete and correct and may be relied upon by the Company; and (ii) the undersigned will notify the Company immediately of any material change in any representation made above or any statement made herein or in any of the other subscription documentation that occurs prior to the closing of the sale of the Shares to which this Questionnaire relates.



         Dated as of  November 5, 2003.

         INDIVIDUAL INVESTOR:
                                    --------------------------------------------
                                    Name of Investor


                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    If Investment is Joint - Name of Joint Owner


                                    --------------------------------------------
                                    Signature of Joint Owner




         NON- INDIVIDUAL INVESTOR:
                                    --------------------------------------------
                                    Name of Entity/Investor


                                    By:
                                        ----------------------------------------
                                                 (Signature)

                                         Name:
                                                --------------------------------

                                         Title: --------------------------------

                                                                      APPENDIX B

                     "ACCREDITED INVESTOR" ACKNOWLEDGEMENT"

     "Accredited Investor" means any person/entity which, at the time of the sale of the Shares, meets at least one of the following criteria as indicated by the placement of an "x" in each applicable box appearing adjacent to any of the following categories:

          [ ] The undersigned is a natural person whose individual net worth or joint net worth with his or her spouse at the time of purchase exceeds $1,000,000.

                                                                      APPENDIX B

                     "ACCREDITED INVESTOR" ACKNOWLEDGEMENT"

          [ ] The undersigned is a natural person whose individual income2 for each of the past two years and reasonably expected income for the current year exceeds $200,000 or whose joint income with his or her spouse for such periods exceeds $300,000.

          [ ] The undersigned is a bank or savings and loan association purchasing in its own or a fiduciary capacity.

          [ ] The undersigned is a securities broker-dealer; an insurance company; an investment company; a business development company; a Small Business Investment Company; or a plan with assets in excess of $5,000,000 established and maintained by a state or political subdivision for the benefit of its employees; or an employee benefit plan with a bank, savings and loan association, insurance company or registered investment advisor acting as a plan fiduciary.

          [ ] The undersigned is an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units, with assets in excess of $5,000,000.

          [ ] The undersigned is a trust, with total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Units. The person directing investment decisions for the trust has completed the Purchaser Questionnaire attached hereto as an Exhibit.

          [ ] The undersigned is an employee benefit plan whose assets exceed $5,000,000.

          [ ] The undersigned is a self-directed employee benefit plan whose investment decisions are made solely by accredited investors as otherwise defined herein.

          [ ] The undersigned is a partnership, corporation or trust, all of the beneficial owners of which are accredited investors as defined herein.

          [ ] The undersigned is a bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity;

------------------
2    The term "individual  income" means individual  adjusted gross income (as reported on a Federal  income tax return),  increased by the following  amounts:
(a) any deduction for a portion of long-term capital gains (Section 1202 of the Internal Revenue Code (the "Code")); (b) any deduction for depletion (Section 611 et seq. of the Code); (c) any exclusion for interest on tax exempt municipal obligations (Section 103 of the Code); and (d) any losses of a partnership or limited liability company allocated to the individual (as reported on Schedule E of Form 1040).

                                                                      APPENDIX B

                     "ACCREDITED INVESTOR" ACKNOWLEDGEMENT"


          [ ]  The  undersigned is  a broker or  dealer  registered  pursuant to
               Section 15 of the Securities Exchange Act of 1934;

          [ ] The undersigned is an insurance company as defined in Section 2(13) of the Securities Act;

          [ ] The undersigned is an investment company registered under the Investment Company Act of 1940 (the "1940 Act");

          [ ]  The undersigned is a  business  development company as defined in
               Section 2(a)(48) of the 1940 Act;

          [ ] The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
               (d) of the Small Business Investment Act of 1958;

          [ ] The undersigned is a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, with total assets in excess of $5,000,000.

          [ ] The undersigned is an employee benefit plan within the meaning of Title I of the Employment Retirement Income Security Act of 1974 ("ERISA"), and either (i) the investment decision with respect to this subscription is to be made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, an insurance company, or a registered investment adviser, or (ii) the employee benefit plan has total assets in excess of $5,000,000 or (iii) if a self-directed plan, investment decisions are made solely be Accredited Investors;

          [ ] The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers of Act of 1940;

          [ ] The undersigned is a corporation, Massachusetts or similar business trust, a partnership or an organization described in
               Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

          [ ] The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, which acquisition is directed by a sophisticated person as described in Rule 506(b)(ii) of Regulation D promulgated under the Securities Act; or

          [ ] The undersigned is an entity in which all of the equity owners qualify as "Accredited Investors."


















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


                                                                      APPENDIX B

                     "ACCREDITED INVESTOR" ACKNOWLEDGEMENT"

EXHIBIT N
---------
                                                              November 5th, 2003



Messrs.
Board of Directors of
Bodegas y Vinedos Anguinan S.A.

Dear Sirs:

         As provided by Section 215 of Argentine law 19550, we hereby inform you that our 1,990,000 shares, $1 par value and entitled to 5 votes per share, which represent 100% of the capital stock and votes of Bodegas y Vinedos Anguinan S.A. (the "Company"), have been transferred in favor of KFWBA Acquisition Corp. (1,899,999 shares) and Raul Marozof (1 share).

         Therefore, we hereby request the Board of Directors of the Company to take note of this transfer of shares through a Board of Directors meeting and to make the appropriate registrations in its Stock Ledger Book.


         Sincerely,

















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